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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09911

Hussman Investment Trust
(Exact name of registrant as specified in charter)

6021 University Boulevard, Suite 490 Ellicott City, Maryland	21043
(Address of principal executive offices)	(Zip code)

John F. Splain

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	June 30, 2020

Date of reporting period:	December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

HUSSMAN INVESTMENT TRUST

HUSSMAN STRATEGIC GROWTH FUND

HUSSMAN STRATEGIC ALLOCATION FUND

HUSSMAN STRATEGIC TOTAL RETURN FUND

HUSSMAN STRATEGIC INTERNATIONAL FUND

SEMI-ANNUAL REPORT

December 31, 2019
(Unaudited)

Beginning on January 1, 2021, and as permitted by a rule adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent to you by mail, unless you specifically request that the Funds or your financial intermediary (i.e., the broker-dealer or bank through which you own your shares) send you paper copies. Instead, shareholder reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications from the Funds by contacting the Funds at 1-800-487-7626 or, if you own your shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future shareholder reports of the Funds in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting the Funds at 1-800-487-7626. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to the reports of each of the Funds and, if you own shares through a financial intermediary, to the reports of each of the Funds and all other funds that you own through your financial intermediary.

Table of Contents

Performance Information
Hussman Strategic Growth Fund	1
Hussman Strategic Allocation Fund	2
Hussman Strategic Total Return Fund	3
Hussman Strategic International Fund	4
Letter to Shareholders	5
Portfolio Information	20
Schedules of Investments
Hussman Strategic Growth Fund	23
Hussman Strategic Allocation Fund	32
Hussman Strategic Total Return Fund	38
Hussman Strategic International Fund	41
Statements of Assets and Liabilities	47
Statements of Operations	49
Statements of Changes in Net Assets
Hussman Strategic Growth Fund	51
Hussman Strategic Allocation Fund	52
Hussman Strategic Total Return Fund	53
Hussman Strategic International Fund	54
Financial Highlights
Hussman Strategic Growth Fund	55
Hussman Strategic Allocation Fund	56
Hussman Strategic Total Return Fund	57
Hussman Strategic International Fund	58
Notes to Financial Statements	59
About Your Funds’ Expenses	84
Other Information	86
Approval of Investment Advisory Agreement	87
Privacy Notice	90

Hussman Strategic Growth Fund

Comparison of the Change in Value of a $10,000 Investment in
Hussman Strategic Growth Fund versus the S&P 500 Index(a) (Unaudited)

Average Annual Total Returns For Periods Ended December 31, 2019
	1 Year	3 Years	5 Years	10 Years	Since Inception(b)
Hussman Strategic Growth Fund(c)(d)	(18.86%)	(8.33%)	(8.98%)	(7.54%)	(0.21%)
S&P 500 Index	31.49%	15.27%	11.70%	13.56%	6.22%

(a)

Hussman Strategic Growth Fund invests primarily in stocks listed on the New York, American, and NASDAQ exchanges and varies its investment exposure to market fluctuations depending on market conditions. The S&P 500 Index is an index of large capitalization stocks. However, the Fund may invest in securities that are not included in the S&P 500 Index and there are no restrictions as to the market capitalization of companies in which the Fund invests. “HSGFX equity investments and cash equivalents only (unhedged)” reflects the performance of the Fund’s stock investments and modest day-to-day cash balances, after fees and expenses, and does not reflect the impact of hedging transactions on the Fund’s overall investment performance. The Fund’s unhedged equity investments do not represent a separately available portfolio, and their performance is presented solely for purposes of comparison and performance attribution.

(b)	The Fund commenced operations on July 24, 2000.
(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)

The Adviser has contractually agreed to waive its investment advisory fees and/or absorb Fund expenses until at least November 1, 2020 to the extent necessary to limit the Fund’s annual ordinary operating expenses to an amount not exceeding 1.15% annually of the Fund’s average daily net assets. Absent this arrangement, the expense ratio of the Fund (annualized) for the semi-annual period ended December 31, 2019 would have been 1.26%.

1

Hussman Strategic Allocation Fund

Comparison of the Change in Value of a $10,000 Investment in Hussman Strategic Allocation Fund
versus Traditional Fixed Allocation Composite(a) (Unaudited)

Total Returns For Period Ended December 31, 2019
Since Inception(b)
Hussman Strategic Allocation Fund(c)(d)	(0.67%)
Traditional Fixed Allocation Composite	7.40%

(a)

Traditional Fixed Allocation Composite is weighted 60% S&P 500 Index, 30% Bloomberg Barclays U.S. Treasury Unhedged Index and 10% Bloomberg Barclays Treasury Bills Index and represents an investment approach that invests a constant percentage of assets in stocks, bonds, and money-market securities, with little or no variation.

(b)	The Fund commenced operations on August 26, 2019.
(c)	Returns do no reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemptions of Fund shares.
(d)

The Advisor has contractually agreed to defer its investment advisory fees and/or absorb or reimburse Fund expenses until at least November 1, 2022 to the extent necessary to limit the Fund’s annual ordinary operating expenses to an amount not exceeding 1.25% annually of the Fund’s average daily net assets. Absent this arrangement, the expense ratio of the Fund (annualized) for the period ended December 31, 2019 would have been 4.93%.

2

Hussman Strategic Total Return Fund

Comparison of the Change in Value of a $10,000 Investment in Hussman Strategic Total Return Fund
versus the Bloomberg Barclays U.S. Aggregate Bond Index(a) (Unaudited)

Average Annual Total Returns For Periods Ended December 31, 2019
	1 Year	3 Years	5 Years	10 Years	Since Inception(b)
Hussman Strategic Total Return Fund(c)(d)	11.42%	4.60%	4.12%	2.74%	4.73%
Bloomberg Barclays U.S. Aggregate Bond Index	8.72%	4.03%	3.05%	3.75%	4.24%

(a)

The Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for U.S. government, agency and corporate securities. The Fund does not invest solely in securities included in the Bloomberg Barclays U.S. Aggregate Bond Index and may invest in other types of bonds, as well as common stocks, exchange-traded funds and other securities.

(b)	The Fund commenced operations on September 12, 2002.
(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)

The Adviser has contractually agreed to waive its investment advisory fees and/or absorb Fund expenses until at least November 1, 2020 to the extent necessary to limit the Fund’s annual ordinary operating expenses to an amount not exceeding 0.75% annually of the Fund’s average daily net assets. Absent this arrangement, the expense ratio of the Fund (annualized) for the semi-annual period ended December 31, 2019 would have been 0.82%.

3

Hussman Strategic International Fund

Comparison of the Change in Value of a $10,000 Investment in
Hussman Strategic International Fund versus the MSCI EAFE Index(a) (Unaudited)

Average Annual Total Returns For Periods Ended December 31, 2019
	1 Year	3 Years	5 Years	10 Years	Since Inception(b)
Hussman Strategic International Fund(c)(d)	2.98%	(0.24%)	(0.41%)	(0.81%)	(0.81%)
MSCI EAFE Index	22.01%	9.56%	5.67%	5.50%	5.50%

(a)

The MSCI EAFE (Europe, Australasia, and Far East) Index is a free float-adjusted weighted capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of December 31, 2019, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Fund is not required to invest in each of the countries represented in the MSCI EAFE Index and may invest in securities that are not included in the MSCI EAFE Index. In addition, the Fund varies its exposure to market fluctuations depending on market conditions.

(b)	The Fund commenced operations on December 31, 2009.
(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)

The Adviser has contractually agreed to waive its investment advisory fees and/or absorb Fund expenses until at least November 1, 2020 to the extent necessary to limit the Fund’s annual ordinary operating expenses to an amount not exceeding 2.00% annually of the Fund’s average daily net assets. Absent this arrangement, the expense ratio of the Fund (annualized) for the semi-annual period ended December 31, 2019 would have been 3.42%.

4

The Hussman Funds
Letter to Shareholders	February 12, 2020

Dear Shareholder,

“Strictly speaking, there can be no such thing as an ‘investment issue’ in the absolute sense, i.e., implying that it remains an investment regardless of price… Had the same attitude been taken by the purchaser of common stocks in 1928-1929, the term ‘investment’ would not have been the tragic misnomer that it was.”

– Benjamin Graham & David Dodd, Security Analysis

As I write this letter in early-February 2020, our estimate of likely 12-year nominal total return for a passive, balanced investment portfolio (60% invested in the Standard & Poor’s 500 Index, 30% in Treasury bonds, 10% in Treasury bills) has declined below zero, to -0.16% annually, below even the previous record of 0.34% set in August 1929. This extreme reflects the combination of record equity market valuations and depressed interest rates. I do not view this combination as an “equilibrium” situation, but rather one that joins insult with injury, creating weak prospects for the future returns of passive, diversified, balanced buy-and-hold strategies.

The chart below shows our estimate of 12-year total returns on a 60/30/10 investment mix (blue) along with the actual subsequent 12-year total returns of such a portfolio (red). Applying this methodology to nearly a century of historical data, the current estimate is the lowest in history.

5

The Hussman Funds
Letter to Shareholders (continued)

My present concerns mirror those that I voiced prior to the collapse of the technology bubble in 2000-2002, and the global financial crisis in 2007-2009. The more glorious this financial bubble becomes in hindsight, the more dismal future investment returns become in foresight. The higher the price investors pay for a set of future cash flows, the lower the return they will enjoy over time. This is not a theory. It is math. Investment is not independent of price. In my view, whatever market participants imagine they are doing, it amounts to speculation, not investment.

In my view, investment is concerned with a) the purchase of a set of future cash flows that is expected to be delivered to the investor over time, where b) the price paid today is expected to result in an acceptable long-term return if those future cash flows are delivered, and c) the expectations are set using assumptions that provide a reasonable margin of safety. As Benjamin Graham observed long ago, “Operations for profit should not be based on optimism but on arithmetic.”

Speculation, by contrast, is the purchase of a security in the expectation that its price will increase. Speculation relies much less on calculation than on psychology, particularly of two forms: a) an expected increase in sponsorship – the eagerness of others to own the security, and b) an expected decline in the risk-aversion of other investors. It is certainly possible for the financial markets to have “speculative merit” without “investment merit,” but it is important to know the difference.

Once investors have become extremely enthusiastic about owning securities and embracing market risk, with no regard for elevated valuations, it is likely that they have waded into speculation. As Graham and Dodd warned, “It is unsound to think always of investment character as inhering in an issue per se. The price is frequently an essential element, so that a stock (and even a bond) may have investment merit at one price level but not another.”

The final stage of a financial bubble tends to have two features. First, actual market returns in the years preceding the speculative peak tend to be higher than the returns that investors would have expected, based on typical historical relationships between valuations and subsequent returns. At speculative extremes, past returns appear magnificent in hindsight. While the advance to extreme valuations can encourage investors to abandon any concern about risk, these episodes have historically proved to be disastrously temporary.

For example, the actual returns of a passive investment mix for the 12-year period following 1988 were higher than those implied by 1988 valuations, precisely because valuations in 2000, at the end of that 12-year period, were so extreme. Similarly,

6

The Hussman Funds
Letter to Shareholders (continued)

the actual returns of a passive investment mix for the most recent 12-year period have been higher than those implied by early-2008 valuations, precisely because current valuations are so extreme.

Second, the final stage of a speculative bubble tends to be focused on an increasingly narrow set of speculative “glamour” stocks, which investors come to consider permanent “investments,” regardless of their price. As I observed at both the 2000 and 2007 market peaks, increasing selectivity and deteriorating “uniformity” in the market action of individual stocks suggests fragile sponsorship, and a subtle shift toward risk-aversion among investors.

Performance gaps between large-capitalization glamour stocks and the broad market are what history records in hindsight with names like the “Go-Go” mania for technology and conglomerate shares that ended with the 1969-70 bear market, the “Nifty Fifty” bubble that ended with the 1973-74 market collapse, the “Tech Bubble” which saw the technology-heavy Nasdaq 100 Index lose -83% of its value between 2000 and 2002, and the “Housing Bubble” which led to similar losses among banking and mortgage companies between 2007 and 2009.

Similarly “two-tiered” market behavior has been evident in the U.S. stock market since late-2017, and has been our primary challenge during what I view as a volatile speculative finale since then. Unless one has been passively invested in the largest and most overvalued glamour stocks, it has been unrewarding to hold a broadly diversified portfolio of value-conscious investments, while hedging their market risk with offsetting short positions in the major indices.

Still, I believe that pursuing a disciplined investment strategy remains the correct response to present financial conditions: hedging the market risk of a diversified, value-conscious stock portfolio when valuations and market internals are hostile, coupled with a willingness to remove those hedges when a material retreat in valuations is joined by improvement in our measures of market internals.

History in the making

The most reliable valuation measures we identify (based on their correlation with actual subsequent S&P 500 total returns in market cycles across history) presently stand at or beyond the extremes observed at the 1929 and 2000 market peaks. The price/revenue multiple of the S&P 500 has also pushed to the most extreme level in history.

7

The Hussman Funds
Letter to Shareholders (continued)

The following charts show two of the most reliable market valuation measures that we have studied or introduced over time. Both are better-correlated with actual subsequent stock market returns across history than numerous alternatives, including price/forward-earnings, the Shiller cyclically-adjusted P/E (CAPE), and the so-called Fed Model, among others.

The first chart below shows the ratio of nonfinancial market capitalization to corporate gross value-added (MarketCap/GVA), including estimated foreign revenues. I introduced this valuation measure in 2015, and it remains the measure that we find best-correlated with actual subsequent market returns across history. In recent weeks, this measure has moved to extremes implying negative estimated total returns for the S&P 500 on both 10-year and 12-year horizons.

Our Margin-Adjusted P/E (MAPE) is nearly as reliable as MarketCap/GVA and spans a much longer history to the early-1900’s. Notably, the recent extremes in this measure seen in January 2018 and today eclipse the peaks observed in both 1929 and 2000.

8

The Hussman Funds
Letter to Shareholders (continued)

Gauging speculation

Investors sometimes assume that if the market continues to advance despite rich valuations, then valuations must somehow be failing. This is not how valuations work. If overvaluation itself was enough to drive prices lower, one could never observe extremes like 1929, 2000, and today, because the market would have been weighed down by far lesser extremes.

Graham and Dodd made the same observation nearly a century ago in their bible of value investing, Security Analysis. Even as they counseled analysts to discourage investors from speculating at extreme valuations, they wrote:

“There will be a number of individual instances in which this important principle will seem to work out poorly because the average price of the future will be much higher than the level at which the analyst counseled the sale. Our experience tells us that such occurrences, while very plausible, are exceptional and delusive. If they did not happen the market would never go to its extremes. They resemble the cases of large winnings at roulette, without which encouragement there would be no customers for the wheel.”

9

The Hussman Funds
Letter to Shareholders (continued)

Across history, and even in recent cycles, market valuations have remained extremely informative about long-term market returns on a 10-12 year horizon, as well as potential market losses over the completion of a given market cycle.

At the same time, however, market returns over shorter segments of the market cycle are driven by the psychology of investors – specifically, their inclination toward speculation or risk-aversion. For our part, the best measure we’ve identified to gauge that psychology is the “uniformity” of market internals, which we infer from the collective behavior of thousands of individual stocks, industries, sectors, and security types, including debt securities of varying creditworthiness. The central idea behind our measure of market internals, which I first introduced in 1998, is that when investors are inclined to speculate, they tend to be indiscriminate about it.

Recall the late-2017 change in our investment discipline. Our central difficulty during the advancing half-cycle since 2009 related to our pre-emptive bearish response to “overvalued, overbought, overbullish” syndromes, which had signaled a reliable “limit” to speculation in previous market cycles across history. Because of that reliability, we had prioritized those syndromes following our 2009-2010 stress-testing exercise against Depression-era data. Amid the novelty of zero-interest rate policies, the yield-seeking speculation of investors obeyed no such “limits” at all.

In late-2017, we abandoned our willingness to adopt a bearish outlook unless our measures of internals have explicitly deteriorated. Some conditions may be extreme enough to justify a neutral outlook, but a bearish outlook requires deterioration in internals. As of early-February 2020, these measures of internals remain unfavorable.

It is worth highlighting that both valuations and internals have performed admirably in the recent market cycle. Indeed, as I observed in real-time, our valuation measures properly identified the S&P 500 as undervalued at the late-2008 and 2009 market lows. Meanwhile, the entire total return of the S&P 500 during the complete market cycle from the 2007 peak to the recent market highs has accumulated during periods when our measures of market internals were favorable, while the majority of the 2007-2009 market collapse, as well as substantial corrections since 2009, have occurred when those measures were unfavorable.

In short, it was my reliance on historically-reliable overvalued, overbought, overbullish “limits,” following our 2009-2010 stress-testing exercise against Depression-era data, that proved detrimental in recent years. We prioritized the condition of market internals in late-2017.

10

The Hussman Funds
Letter to Shareholders (continued)

One tier and rubble down below

“The Nifty Fifty appeared to rise up from the ocean; it was as though all of the U.S. but Nebraska had sunk into the sea. The two-tier market really consisted of one tier and a lot of rubble down below. What held the Nifty Fifty up? The same thing that held up tulip-bulb prices long ago in Holland – popular delusions and the madness of crowds. The delusion was that these companies were so good that it didn’t matter what you paid for them; their inexorable growth would bail you out.”

– Forbes Magazine, 1977, The Nifty Fifty Revisited

The remaining headwind we’ve experienced since late-2017 has been a much more conventional feature of late-stage speculative bubbles. Specifically, market action has featured internal dispersion reminiscent of the “Nifty Fifty” mania, with speculators favoring richly valued glamour stocks and the largest components of passive indices, rather than broad value-conscious stock selection.

Probably the most striking feature of the period since late-2017 is that except for a few brief whipsaws, market internals have failed to recruit the sort of “internal uniformity” that typically defines robust speculation. Instead, we continue to observe the sort of tepid participation and internal divergence that was characteristic of the final advances of the 2000 tech bubble and the 2007 mortgage bubble.

For additional detail and analysis of this divergence, and a broad discussion of current market conditions, please see my regular monthly commentaries at www.hussmanfunds.com

Again, I believe that pursuing a disciplined investment strategy remains the correct response to present financial conditions: hedging the market risk of a diversified, value-conscious stock portfolio when valuations and market internals are hostile, coupled with a willingness to remove those hedges when a material retreat in valuations is joined by improvement in our measures of market internals.

Fund Performance

To a large extent, the behavior of the U.S. stock market in 2019 was the mirror image of the final quarter of 2018. For example, the 31.49% total return of the S&P 500 Index during 2019 largely represented a recovery of the abrupt losses that followed its September 20, 2018 high. For the full period from September 20, 2018 to December 31, 2019, the overall total return of the S&P 500 was 13.10%. During the same period, Strategic Growth Fund lost -8.83%.

11

The Hussman Funds
Letter to Shareholders (continued)

The Fund’s loss was not primarily attributable to the loss of put option premium (as was generally the case for Fund losses prior to 2018). Rather, the loss was attributable to the difference in performance between the broad value-conscious stock selections owned by the Fund, and the performance of the capitalization-weighted indices, particularly the S&P 500, that the Fund uses to hedge against market fluctuations.

The same is true with respect to the -12.02% loss in Strategic Growth Fund measured from the early-2018 high of the S&P 500 on January 26, 2018 to December 31, 2019.

Divergence between the performance of broad value-oriented stocks and the major capitalization-weighted indices is a common but impermanent feature of late-stage speculative bubbles. Our longer-term stock selection record is supportive of that view. Specifically, the total return of the stock selections held by Strategic Growth Fund, excluding the impact of hedging, averaged 9.57% annually from the inception of the Fund on July 24, 2000 through January 26, 2018, compared with an average annual total return of 5.98% annually for the S&P 500 during the same period. The divergence since then has been our primary headwind.

Put simply, I continue to believe that the late-2017 change in our investment strategy was the central adaptation that was required to pursue a historically-informed, full-cycle investment discipline, while allowing for the possibility that extraordinary monetary and fiscal policies will become more frequent than in the past. In contrast, I see the recent divergence between large-capitalization glamour stocks and the broader market as a decidedly unfavorable development for the U.S. stock market. From a historical perspective, the combination of extreme valuations and divergent market behavior is not something that demands investors to adapt or capitulate, but something that encourages investors to brace themselves against the risk of steep market losses.

Strategic Growth Fund

For the year ended December 31, 2019, the total return of Strategic Growth Fund was -18.86%, compared with a total return of 31.49% for the S&P 500 Index. This performance was largely a reversal of the profile observed during fourth quarter of 2018, when the Fund gained value as the S&P 500 lost ground.

Excluding the impact of hedging, the stock selection approach of Strategic Growth Fund has outperformed the total return of the S&P 500 by an average of 263 basis points (2.63%) annually from its inception on July 24, 2000 through December 31, 2019. However, value-conscious stock selection was not particularly in favor during

12

The Hussman Funds
Letter to Shareholders (continued)

2018 and 2019, with the Fund’s stock selections lagging the total return of the S&P 500 during this two-year period by -11.59%, accounting for nearly all of the -11.74% loss in the Fund during this period.

Strategic Total Return Fund

For the year ended December 31, 2019, the total return of Strategic Total Return Fund was 11.42%, compared with a total return of 8.72% for the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund held a relatively conservative position in bonds during this time, with a duration typically ranging between 1-5 years (meaning that a 100 basis point move in interest rates would be expected to affect Fund value by about 1-5% on the basis of bond price fluctuations). During 2019, the yield on 10-year U.S. Treasury bonds fell from 2.68% to 1.92%, resulting in modest total returns for Treasury bonds. The Fund also maintained a moderate exposure to precious metals shares, which generally ranged between 10-15% of the Fund’s net assets. This moderate exposure contributed significantly to Fund returns in 2019, as the Philadelphia Stock Exchange Gold & Silver Index (XAU) gained 52.89%, including dividends, during 2019.

Strategic International Fund

For the year ended December 31, 2019, the total return of Strategic International Fund was 2.98%, compared with a total return of 22.01% in the MSCI EAFE Index. The Fund remained fully-hedged during the year, holding a broadly diversified portfolio of international equities, hedged with an offsetting short position of equal size in the MSCI EAFE Index. The small overall gain in Fund value was primarily attributable to stock selections that modestly exceeded the performance of the MSCI EAFE Index.

Strategic Allocation Fund

During August 2019, we launched Hussman Strategic Allocation Fund. The Fund seeks to achieve total return through a combination of income and capital appreciation. It pursues this objective by investing its assets primarily in stocks, bonds, and cash equivalents in consideration of prevailing valuations and estimated expected returns in these markets, with added emphasis on risk-management to adjust the Fund’s investment exposure in market conditions that, in the view of the investment adviser, suggest risk-aversion or speculation by market participants. For the period ended December 31, 2019, the total return of Strategic Allocation Fund was -0.67%, reflecting a portfolio that was largely hedged against market fluctuations during the period since its August 27, 2019 inception.

13

The Hussman Funds
Letter to Shareholders (continued)

Portfolio Composition

As of December 31, 2019, Strategic Growth Fund had net assets of $246,099,007, and held 152 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were consumer discretionary (27.1%), technology (21.9%), health care (12.6%), financials (11.3%), communications (9.1%), materials (7.0%) and energy (6.4%).The smallest sector holdings as a percent of net assets were industrials (4.8%), consumer staples (3.6%) and utilities (0.8%).

Strategic Growth Fund’s holdings of individual stocks as of December 31, 2019 were valued at $257,364,053. Against these stock positions, the Fund also held 500 option combinations (long put option/short call option) on the S&P 500 Index, 400 option combinations on the Russell 2000 Index and 25 option combinations on the Nasdaq 100 Index. Each option combination behaves as a short sale on the underlying index, with a notional value of $100 times the index value. On December 31, 2019, the S&P 500 Index closed at 3,230.78, while the Russell 2000 Index and the Nasdaq 100 Index closed at 1,668.469 and 8,733.074, respectively. The Fund’s total hedge therefore represented a short position of $250,110,445, thereby hedging 97.2% of the dollar value of the Fund’s investment positions in individual stocks.

Though the performance of Strategic Growth Fund’s diversified portfolio cannot be attributed to any narrow group of stocks, the following equity holdings achieved gains in excess of $1 million during the six months ended December 31, 2019: SolarEdge Technologies, Ubiquiti, Generac Holdings, Dick’s Sporting Goods, Barrick Gold and 10x Genomics. The only equity holding with a loss in excess of $1 million during this period was iRobot.

As of December 31, 2019, Strategic Allocation Fund had net assets of $7,024,796 and held 73 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were technology (12.7%), consumer discretionary (10.3%), health care (5.7%), financials (5.5%) and communications (5.1%). The smallest sector weights were materials (4.1%), industrials (2.5%), energy (2.5%) and consumer staples (2.1%). Treasury notes, Treasury bills and money market funds represented 52.9% of the Fund’s net assets.

Strategic Allocation Fund’s holdings of individual stocks as of December 31, 2019 were valued at $3,544,939. Against these stock positions, the Fund also held 7 option combinations (long put option/short call option) on the S&P 500 and 5 option combinations on the Russell 2000 Index. The notional value of this hedge was $3,095,780, hedging 87.3% of the value of equity investments held by the Fund.

14

The Hussman Funds
Letter to Shareholders (continued)

In Strategic Allocation Fund, during the period ended December 31, 2019, individual equity portfolio gains in excess of $25,000 were achieved in 10x Genomics and Tech Data. There were no individual equity portfolio losses in excess of $50,000 during this period.

As of December 31, 2019, Strategic Total Return Fund had net assets of $222,731,534. Treasury notes, Treasury Inflation-Protected Securities (TIPS) and money market funds represented 73.2% of the Fund’s net assets. Exchange-traded funds, precious metals shares, energy and utility shares accounted for 4.1%, 14.5%, 3.9%, and 1.3% of net assets, respectively.

In Strategic Total Return Fund, during the six months ended December 31, 2019, the following holdings achieved portfolio gains in excess of $500,000 during the six months ended December 31, 2019: Sibanye Gold ADR, Newmont Goldcorp, Barrick Gold, Agnico Eagle Mines, Pan American Silver, and Yamana Gold. There were no portfolio losses in excess of $500,000 during this period.

As of December 31, 2019, Strategic International Fund had net assets of $16,639,840 and held 90 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were consumer discretionary (24.0%), financials (17.4%), industrials (10.8%), technology (8.5%), communications (6.6%), consumer staples (5.7%), health care (5.4%) and materials (4.9%). The smallest sector weights were utilities (3.4%) and energy (0.7%). Investment in shares of money market funds accounted for 4.6% of net assets.

Strategic International Fund’s holdings of individual stocks as of December 31, 2019 were valued at $14,537,805. In order to hedge the impact of general market fluctuations, as of December 31, 2019, Strategic International Fund was short 140 futures on the Mini MSCI EAFE Index. The notional value of this hedge was $14,255,500, hedging 98.1% of the value of equity investments held by the Fund. When the Fund is in a hedged investment position, the primary driver of Fund returns is the difference in performance between the stocks owned by the Fund and the indices that are used to hedge.

While Strategic International Fund’s investment portfolio is diversified and the Fund’s performance is affected by numerous investment positions, the hedging strategy of the Fund was primarily responsible for the reduced sensitivity of the Fund to market fluctuations from the Fund’s inception through December 31, 2019. Individual equity holdings having portfolio gains in excess of $100,000 during the six months ended

15

The Hussman Funds
Letter to Shareholders (continued)

December 31, 2019 included NuFlare Technology, Advantest and Mycronic AB. There were no equity holdings with portfolio losses in excess of $100,000 during this period.

Supplementary information including quarterly returns and equity-only performance of the Funds is available on the Hussman Funds website: www.hussmanfunds.com

Current Outlook

Based on the valuation measures we find best-correlated with actual subsequent S&P 500 total returns across history, stock market valuations presently stand nearly three times the historically run-of-the-mill valuation levels from which stocks have historically generated run-of-the-mill long-term returns. In fact, the highest level of valuation ever observed at the end of any market cycle in history was in October 2002, and even that level is less than half of the present valuation extreme. In my view, the S&P 500 presently stands to lose two-thirds of its value over the completion of this market cycle. Such a decline would not even break below the historical norms that have been approached or breached during the completion of every other market cycle in history, including 2009.

Emphatically, a market decline of this magnitude neither presumes nor requires a global financial crisis (though such an event cannot be ruled out, particularly given record levels of low-grade corporate debt relative to corporate revenues). It would not require a deep recession, or even a move to historically undervalued levels. The fact that such a steep market loss would be necessary to reach ordinary valuation levels is not a statement about future economic disruption; it is a statement about current speculative extremes.

It is commonly argued that low interest rates “justify” higher stock market valuations, but this is really equivalent to saying that “low prospective returns in the bond market justify low prospective returns in the stock market.” Emphatically, nothing about that argument changes the fact that elevated stock market valuations imply lower future investment returns. The combination of low interest rates and elevated stock valuations simply implies low prospective future returns on the entire portfolio mix.

Meanwhile, it is essential to ask how much of a valuation premium is actually “justified” by low interest rates. Specifically, if interest rates are low because the growth rate of nominal GDP and corporate cash flows is also low, those depressed interest rates do not “justify” any valuation premium at all. In this situation, expected stock returns will be comparably low anyway, by virtue of the lower growth rate. This point can be demonstrated using any discounted cash flow approach.

16

The Hussman Funds
Letter to Shareholders (continued)

Even with the benefit of two decades of stock repurchases by U.S. corporations, index-level S&P 500 revenues have grown at an average rate of only 3.6% annually over the past two decades. We estimate that this is also the rate that nominal U.S. GDP can be expected to grow in the decade ahead if the rate of unemployment is simply held constant and the rate of inflation remains near 2%.

Only straightforward arithmetic is required to partition real GDP growth between the “cyclical” component driven by changes in the unemployment rate, and the “structural” component driven by longer-term factors such as demographic changes, labor force growth, and trend productivity. In recent decades, we estimate that the underlying “structural” growth rate of real U.S. GDP has declined to just 1.6% annually. Put another way, during the economic expansion since the 2009 global financial crisis, all U.S. real GDP growth above a 1.6% “structural” growth rate can be attributed to a falling unemployment rate, from a level of 10% in the depths of the global financial crisis, to 3.6% today. There is little fuel remaining in that “cyclical” engine.

While it is common to hear politicians and Wall Street analysts offering visions of sustained 4% real GDP growth, I doubt that they comprehend how difficult it would be for even the most aggressive policy changes to increase the structural growth rate of real GDP by even 1%.

With regard to profit margins, it is important for investors to recognize that the above-average profit margins of recent years were the mirror image of depressed real unit labor costs that followed the surge in unemployment after the global financial crisis, and that this labor market slack has now been taken up, placing clear downward pressure on nonfinancial profit margins.

With the U.S. unemployment rate now at just 3.6%, investors are likely to enjoy neither large contributions to real GDP growth above our structural estimate of 1.6%, nor an expansion in profit margins – except following a downturn that produces fresh labor market slack.

Nor should investors expect an acceleration of inflation to improve the prospects for stock market returns in the years ahead. Historically, the first casualty of inflation is market valuations. With the most reliable measures of market valuation presently between 2.7 and 3.2 times their historical norms, we estimate that the CPI would have to roughly triple before the beneficial effects of inflation on nominal growth would outweigh the negative effects of inflation on market valuations. Until that happens, higher inflation will only make matters worse for investors.

17

The Hussman Funds
Letter to Shareholders (continued)

The fact is that cash – short-term interest-bearing liquidity – has clearly outperformed the stock market during periods of rising inflation. Indeed, when the rate of inflation is rising, higher rates of inflation are typically associated with poorer stock market performance until market valuations are driven to historically depressed levels (after which the effect of inflation on nominal growth finally dominates).

Again, if interest rates are low because growth is also low, no valuation premium is “justified” by those low interest rates at all. Yet the most reliable valuation measures presently stand at nearly three times their historical norms. In my view, this situation is likely to end badly.

Fortunately, we need not rule out the possibility that “this time is different” in a positive way. Our assertion is instead that nearly all of the factors that might make this time “different” are likely to exert their effect through price behavior, and specifically, through the uniformity or divergence of market internals. We have the ability to monitor and respond to that directly.

Amidst an “everything bubble” driven by yield-seeking speculation across nearly every asset class, I do not believe that investors should imagine that there is some widely appropriate passive investment that promises a satisfactory return despite such broad extremes. Even international stocks tend to lose significant value when U.S. stocks decline, regardless of their valuations. Certain sectors may be useful for diversification – precious metals shares, for example – but even when investment conditions are favorable for these sectors, their volatility makes them inappropriate as the cornerstone of an investment strategy. The primary “alternative” that investors have here, in my view, is cash, patience, and hedged investment exposure.

Nothing demands that investors “lock in” the lowest investment prospects in U.S. history. The alternative that investors have is flexibility. The alternative they have is the capacity to imagine a complete market cycle. The alternative investors have is discipline – the willingness to lean away from risk when the market is richly valued and unsupported by uniformly favorable internals, and to lean toward risk when a material retreat in valuations is joined by an improvement in the uniformity of market internals. I have every expectation that we will observe such opportunities over the completion of this cycle.

As always, I remain grateful for your trust.

Sincerely,

John P. Hussman, Ph.D.

18

The Hussman Funds
Letter to Shareholders (continued)

Past performance is not predictive of future performance. There is no assurance that the Hussman Funds will achieve their investment objectives. Investment results and principal value will fluctuate so that shares of the Funds, when redeemed, may be worth more or less than their original cost. It is possible to lose money when investing in securities. Current performance may be higher or lower than the performance data quoted.

Periodic updates regarding market conditions and investment strategy, as well as special reports, analysis, and performance data current to the most recent month end, are available at the Hussman Funds website www.hussmanfunds.com.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectuses contain this and other important information. To obtain a copy of the Hussman Funds’ prospectuses please visit our website at www.hussmanfunds.com or call 1-800-487-7626 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Hussman Funds are distributed by Ultimus Fund Distributors, LLC.

Estimates of prospective return and risk for equities, bonds and other financial markets are forward-looking statements based the analysis and reasonable beliefs of Hussman Strategic Advisors (the “Adviser”), which serves as the investment adviser of the Funds. They are not a guarantee of future performance and are not indicative of the prospective returns of any of the Hussman Funds. Actual returns may differ substantially from the estimates provided. Estimates of prospective long-term returns for the S&P 500 reflect valuation methods focusing on the relationship between current market prices and earnings, dividends and other fundamentals, adjusted for variability over the economic cycle.

This Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for the opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in this Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolios of the Funds, may be sold at any time and may no longer be held by the Funds. The opinions of the Adviser with respect to those securities may change at any time.

19

Hussman Strategic Growth Fund Portfolio Information
December 31, 2019 (Unaudited)

Sector Allocation (% of Common Stocks)

Hussman Strategic Allocation Fund Portfolio Information
December 31, 2019 (Unaudited)

Asset Allocation (% of Net Assets)

20

Hussman Strategic Allocation Fund Portfolio Information (continued)
December 31, 2019 (Unaudited)

Sector Allocation* (% of Common Stocks)

*	As of December 31, 2019, the Fund held no securities in the Utilities sector.

Hussman Strategic Total Return Fund Portfolio Information
December 31, 2019 (Unaudited)

Asset Allocation (% of Net Assets)

21

Hussman Strategic International Fund Portfolio Information
December 31, 2019 (Unaudited)

Sector Allocation (% of Common Stocks)

Country Allocation (% of Common Stocks)

22

Hussman Strategic Growth Fund Schedule of Investments
December 31, 2019 (Unaudited)

COMMON STOCKS — 104.6%	Shares	Value
Communications — 9.1%
Media — 7.7%
Alphabet, Inc. - Class C (a)	1,000	$1,337,020
AMC Networks, Inc. - Class A (a)	60,000	2,370,000
Comcast Corporation - Class A	65,000	2,923,050
Facebook, Inc. - Class A (a)	15,000	3,078,750
Gray Television, Inc. (a)	65,000	1,393,600
Match Group, Inc. (a)	25,000	2,052,750
Meredith Corporation	35,000	1,136,450
Shutterstock, Inc. (a)	20,000	857,600
Sirius XM Holdings, Inc.	100,000	715,000
TEGNA, Inc.	50,000	834,500
Twitter, Inc. (a)	25,000	801,250
ViacomCBS, Inc. - Class B	5	210
Walt Disney Company (The)	10,000	1,446,300
		18,946,480
Telecom — 1.4%
AT&T, Inc.	50,000	1,954,000
United States Cellular Corporation (a)	25,000	905,750
Verizon Communications, Inc.	10,000	614,000
		3,473,750
Consumer Discretionary — 27.1%
Apparel & Textile Products — 0.4%
Gildan Activewear, Inc.	35,000	1,033,550

Automotive — 1.2%
Gentex Corporation	100,000	2,898,000

Commercial Services — 0.8%
H&R Block, Inc.	35,000	821,800
TriNet Group, Inc. (a)	20,000	1,132,200
		1,954,000
Gaming, Lodging & Restaurants — 6.9%
Brinker International, Inc.	50,000	2,100,000
Chipotle Mexican Grill, Inc. (a)	2,500	2,092,775
Dunkin’ Brands Group, Inc.	50,000	3,777,000
InterContinental Hotels Group plc - ADR	25,000	1,716,750
Norwegian Cruise Line Holdings Ltd. (a)	35,000	2,044,350

23

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2019 (Unaudited)

COMMON STOCKS — 104.6% (continued)	Shares	Value
Consumer Discretionary — 27.1% (continued)
Gaming, Lodging & Restaurants — 6.9% (continued)
Starbucks Corporation	50,000	$4,396,000
Wingstop, Inc.	10,000	862,300
		16,989,175
Home & Office Products — 2.5%
Century Communities, Inc. (a)	50,000	1,367,500
iRobot Corporation (a)	35,000	1,772,050
Taylor Morrison Home Corporation (a)	75,000	1,639,500
Toll Brothers, Inc.	35,000	1,382,850
		6,161,900
Household Durables — 0.4%
LGI Homes, Inc. (a)	15,000	1,059,750

Leisure Equipment & Products — 0.4%
Malibu Boats, Inc. - Class A (a)	25,000	1,023,750

Passenger Transportation — 2.4%
Allegiant Travel Company	20,000	3,480,800
Southwest Airlines Company	25,000	1,349,500
Spirit Airlines, Inc. (a)	25,000	1,007,750
		5,838,050
Recreation Facilities & Services — 0.2%
AMC Entertainment Holdings, Inc. - Class A	75,000	543,000

Retail - Discretionary — 10.9%
Amazon.com, Inc. (a)	1,200	2,217,408
American Eagle Outfitters, Inc.	100,000	1,470,000
AutoNation, Inc. (a)	20,000	972,600
AutoZone, Inc. (a)	1,500	1,786,965
Designer Brands, Inc. - Class A	50,000	787,000
Dick’s Sporting Goods, Inc.	60,000	2,969,400
eBay, Inc.	60,000	2,166,600
Group 1 Automotive, Inc.	10,000	1,000,000
Hibbett Sports, Inc. (a)	50,000	1,402,000
Home Depot, Inc. (The)	15,000	3,275,700
Kohl’s Corporation	35,000	1,783,250
Sleep Number Corporation (a)	35,000	1,723,400
Tile Shop Holdings, Inc.	75,000	126,750

24

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2019 (Unaudited)

COMMON STOCKS — 104.6% (continued)	Shares	Value
Consumer Discretionary — 27.1% (continued)
Retail - Discretionary — 10.9% (continued)
Ulta Beauty, Inc. (a)	10,000	$2,531,400
Urban Outfitters, Inc. (a)	25,000	694,250
Williams-Sonoma, Inc.	25,000	1,836,000
		26,742,723
Specialty Retail — 0.4%
Sally Beauty Holdings, Inc. (a)	50,000	912,500

Textiles, Apparel & Luxury Goods — 0.6%
Capri Holdings Ltd. (a)	10,000	381,500
Carter’s, Inc.	5,000	546,700
Hanesbrands, Inc.	35,000	519,750
		1,447,950
Consumer Staples — 3.6%
Consumer Products — 2.8%
B&G Foods, Inc.	35,000	627,550
Flowers Foods, Inc.	50,000	1,087,000
General Mills, Inc.	50,000	2,678,000
J.M. Smucker Company (The)	25,000	2,603,250
		6,995,800
Retail - Consumer Staples — 0.8%
Sprouts Farmers Market, Inc. (a)	25,000	483,750
Walgreens Boots Alliance, Inc.	25,000	1,474,000
		1,957,750
Energy — 6.4%
Oil, Gas & Coal — 0.7%
Enphase Energy, Inc. (a)	25,000	653,250
Sunoco, L.P.	35,000	1,071,000
		1,724,250
Renewable Energy — 5.7%
Canadian Solar, Inc. (a)	175,000	3,867,500
First Solar, Inc. (a)	35,000	1,958,600
JinkoSolar Holding Company Ltd. - ADR (a)	100,000	2,249,000
SolarEdge Technologies, Inc. (a)	35,000	3,328,150
SunPower Corporation (a)	175,000	1,365,000
Sunrun, Inc. (a)	100,000	1,381,000
		14,149,250

25

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2019 (Unaudited)

COMMON STOCKS — 104.6% (continued)	Shares	Value
Financials — 11.3%
Asset Management — 0.9%
Federated Investors, Inc. - Class B	70,000	$2,281,300

Banking — 1.4%
Meridian Bancorp, Inc.	35,000	703,150
Signature Bank	20,000	2,732,200
		3,435,350
Consumer Finance — 0.3%
Navient Corporation	65,000	889,200

Insurance — 3.0%
Aflac, Inc.	50,000	2,645,000
Principal Financial Group, Inc.	35,000	1,925,000
Progressive Corporation (The)	20,000	1,447,800
Travelers Companies, Inc. (The)	10,000	1,369,500
		7,387,300
Real Estate — 1.2%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	90,000	2,896,200

Specialty Finance — 4.5%
Aircastle Ltd.	25,000	800,250
American Express Company	10,000	1,244,900
Discover Financial Services	50,000	4,241,000
Nelnet, Inc. - Class A	20,000	1,164,800
Synchrony Financial	100,000	3,601,000
		11,051,950
Health Care — 12.6%
Biotech & Pharma — 8.6%
10X Genomics, Inc. - Class A (a)	40,000	3,050,000
Agenus, Inc. (a)	150,000	610,500
Alexion Pharmaceuticals, Inc. (a)	10,000	1,081,500
ANI Pharmaceuticals, Inc. (a)	35,000	2,158,450
Arena Pharmaceuticals, Inc. (a)	45,000	2,043,900
Biogen, Inc. (a)	10,000	2,967,300
Corcept Therapeutics, Inc. (a)	100,000	1,210,000
CRISPR Therapeutics AG (a)	10,000	609,050
Editas Medicine, Inc. (a)	65,000	1,924,650
Exelixis, Inc. (a)	100,000	1,762,000

26

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2019 (Unaudited)

COMMON STOCKS — 104.6% (continued)	Shares	Value
Health Care — 12.6% (continued)
Biotech & Pharma — 8.6% (continued)
Organogenesis Holdings, Inc. (a)	200,000	$962,000
Radius Health, Inc. (a)	70,000	1,411,200
Regeneron Pharmaceuticals, Inc. (a)	2,500	938,700
Supernus Pharmaceuticals, Inc. (a)	15,000	355,800
		21,085,050
Health Care Facilities & Services — 1.0%
Centene Corporation (a)	20,000	1,257,400
Invitae Corporation (a)	30,000	483,900
NeoGenomics, Inc. (a)	25,000	731,250
		2,472,550
Health Care Providers & Services — 0.4%
Laboratory Corporation of America Holdings (a)	5,000	845,850

Medical Equipment & Devices — 2.3%
Exact Sciences Corporation (a)	10,000	924,800
Lantheus Holdings, Inc. (a)	150,000	3,076,500
Luminex Corporation	25,000	579,000
Waters Corporation (a)	5,000	1,168,250
		5,748,550
Pharmaceuticals — 0.3%
Jazz Pharmaceuticals plc (a)	5,000	746,400

Industrials — 4.8%
Commercial Services & Supplies — 0.6%
ACCO Brands Corporation	75,000	702,000
Herman Miller, Inc.	20,000	833,000
		1,535,000
Electrical Equipment — 2.1%
Allegion plc	15,000	1,868,100
Atkore International Group, Inc. (a)	20,000	809,200
Generac Holdings, Inc. (a)	15,000	1,508,850
TE Connectivity Ltd.	10,000	958,400
		5,144,550
Engineering & Construction Services — 1.3%
Quanta Services, Inc.	75,000	3,053,250

27

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2019 (Unaudited)

COMMON STOCKS — 104.6% (continued)	Shares	Value
Industrials — 4.8% (continued)
Industrial Services — 0.5%
Fastenal Company	35,000	$1,293,250

Waste & Environmental Services & Equipment — 0.3%
Covanta Holding Corporation	50,000	742,000

Materials — 7.0%
Chemicals — 0.7%
Valvoline, Inc.	75,000	1,605,750

Containers & Packaging — 0.4%
Crown Holdings, Inc. (a)	15,000	1,088,100

Metals & Mining — 5.9%
Agnico Eagle Mines Ltd.	50,000	3,080,500
AngloGold Ashanti Ltd. - ADR	75,000	1,675,500
Barrick Gold Corporation	225,000	4,182,750
Newmont Goldcorp Corporation	100,000	4,345,000
Royal Gold, Inc.	10,000	1,222,500
		14,506,250
Technology — 21.9%
Design, Manufacturing & Distribution — 0.6%
Jabil, Inc.	35,000	1,446,550

Hardware — 3.8%
Apple, Inc.	1,500	440,475
Ciena Corporation (a)	75,000	3,201,750
Extreme Networks, Inc. (a)	150,000	1,105,500
Ubiquiti, Inc.	20,000	3,779,600
ViaSat, Inc. (a)	10,000	731,950
		9,259,275
Semiconductors — 5.5%
Applied Materials, Inc.	40,000	2,441,600
Intel Corporation	40,000	2,394,000
Lam Research Corporation	10,000	2,924,000
Xilinx, Inc.	25,000	2,444,250
Xperi Corporation	175,000	3,237,500
		13,441,350

28

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2019 (Unaudited)

COMMON STOCKS — 104.6% (continued)	Shares	Value
Technology — 21.9% (continued)
Software — 5.4%
Akamai Technologies, Inc. (a)	40,000	$3,455,200
Cerner Corporation	15,000	1,100,850
j2 Global, Inc.	35,000	3,279,850
Microsoft Corporation	2,500	394,250
Oracle Corporation	25,000	1,324,500
VMware, Inc. - Class A (a)	25,000	3,794,750
		13,349,400
Technology Services — 6.6%
Cognizant Technology Solutions Corporation - Class A	20,000	1,240,400
CSG Systems International, Inc.	15,000	776,700
EPAM Systems, Inc. (a)	5,000	1,060,800
EVERTEC, Inc.	50,000	1,702,000
FactSet Research Systems, Inc.	10,000	2,683,000
Genpact Ltd.	25,000	1,054,250
International Business Machines Corporation	15,000	2,010,600
MAXIMUS, Inc.	25,000	1,859,750
NIC, Inc.	175,000	3,911,250
		16,298,750
Utilities — 0.8%
Utilities — 0.8%
Exelon Corporation	25,000	1,139,750
TerraForm Power, Inc. - Class A	50,000	769,500
		1,909,250

Total Common Stocks (Cost $246,816,794) (b)		$257,364,053

RIGHTS — 0.0% (c)	Shares	Value
Health Care — 0.0% (c)
Biotech & Pharma — 0.0% (c)
Bristol-Myers Squibb Company (Cost $56,500)	25,000	$75,250

29

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2019 (Unaudited)

EXCHANGE-TRADED PUT OPTION CONTRACTS — 2.3%	Contracts	Notional Amount	Value
Nasdaq 100 Index Option, 03/20/2020 at $8,600	25	$21,832,683	$525,750
Russell 2000 Index Option, 03/20/2020 at $1,650	400	66,738,760	1,628,000
S&P 500 Index Option, 03/20/2020 at $3,200	500	161,539,000	3,416,500
Total Put Option Contracts (Cost $5,554,412)		$250,110,443	$5,570,250

Total Investments at Value — 106.9% (Cost $252,427,706)			$263,009,553

MONEY MARKET FUNDS — 32.4%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 1.49% (d) (Cost $79,840,951)	79,840,951	$79,840,951

Total Investments and Money Market Funds at Value — 139.3% (Cost $332,268,657)		$342,850,504

Written Call Option Contracts — (38.5%)		(94,728,700)

Liabilities in Excess of Other Assets — (0.8%)		(2,022,797)

Net Assets — 100.0%		$246,099,007

ADR - American Depositary Receipt.
(a)	Non-income producing security.
(b)

Common stocks owned by the Fund are held in escrow by the Fund’s custodian (or by a securities depository) to secure the Fund’s obligations to settle outstanding call option contracts it has written (Note 1).

(c)	Percentage rounds to less than 0.1%.
(d)	The rate shown is the 7-day effective yield as of December 31, 2019.
See accompanying notes to financial statements.

30

Hussman Strategic Growth Fund Schedule of Open Written Option Contracts
December 31, 2019 (Unaudited)

EXCHANGE-TRADED WRITTEN CALL OPTION CONTRACTS	Contracts	Notional Amount	Strike Price	Expiration Date	Value of Options
Call Option Contracts
Nasdaq 100 Index Option	25	$21,832,683	$6,000	03/20/2020	$6,844,400
Russell 2000 Index Option	400	66,738,760	1,000	03/20/2020	26,654,800
S&P 500 Index Option	500	161,539,000	2,000	03/20/2020	61,229,500
Total Written Call Option Contracts (Premiums received $88,575,748)		$250,110,443			$94,728,700

See accompanying notes to financial statements.

31

Hussman Strategic Allocation Fund Schedule of Investments
December 31, 2019 (Unaudited)

COMMON STOCKS — 50.5%	Shares	Value
Communications — 5.1%
Media — 3.3%
Alphabet, Inc. - Class C (a)	25	$33,425
Comcast Corporation - Class A	1,250	56,213
Facebook, Inc. - Class A (a)	400	82,100
Twitter, Inc. (a)	625	20,031
Walt Disney Company (The)	300	43,389
		235,158
Telecom — 1.8%
AT&T, Inc.	2,000	78,160
Verizon Communications, Inc.	750	46,050
		124,210
Consumer Discretionary — 10.3%
Automotive — 0.4%
Gentex Corporation	1,000	28,980

Gaming, Lodging & Restaurants — 2.7%
Chipotle Mexican Grill, Inc. (a)	50	41,855
Dunkin’ Brands Group, Inc.	750	56,655
Starbucks Corporation	1,000	87,920
		186,430
Home & Office Products — 0.6%
Century Communities, Inc. (a)	1,500	41,025

Household Durables — 0.3%
LGI Homes, Inc. (a)	350	24,728

Passenger Transportation — 1.0%
Allegiant Travel Company	250	43,510
Southwest Airlines Company	500	26,990
		70,500
Retail - Discretionary — 5.3%
Amazon.com, Inc. (a)	30	55,435
AutoZone, Inc. (a)	25	29,783
Dick’s Sporting Goods, Inc.	1,000	49,490
eBay, Inc.	1,000	36,110
Home Depot, Inc. (The)	350	76,433
Sleep Number Corporation (a)	500	24,620
Ulta Beauty, Inc. (a)	250	63,285

32

Hussman Strategic Allocation Fund Schedule of Investments (continued)
December 31, 2019 (Unaudited)

COMMON STOCKS — 50.5% (continued)	Shares	Value
Consumer Discretionary — 10.3% (continued)
Retail - Discretionary — 5.3% (continued)
Williams-Sonoma, Inc.	500	$36,720
		371,876
Consumer Staples — 2.1%
Consumer Products — 2.1%
General Mills, Inc.	1,250	66,950
J.M. Smucker Company (The)	750	78,097
		145,047
Energy — 2.5%
Renewable Energy — 2.5%
Canadian Solar, Inc. (a)	3,000	66,300
First Solar, Inc. (a)	750	41,970
SolarEdge Technologies, Inc. (a)	500	47,545
SunPower Corporation (a)	2,500	19,500
		175,315
Financials — 5.5%
Asset Management — 0.7%
Federated Investors, Inc. - Class B	1,500	48,885

Insurance — 1.6%
Aflac, Inc.	1,000	52,900
Principal Financial Group, Inc.	1,000	55,000
		107,900
Specialty Finance — 3.2%
Aircastle Ltd.	750	24,007
American Express Company	250	31,123
Discover Financial Services	1,150	97,543
Synchrony Financial	2,000	72,020
		224,693
Health Care — 5.7%
Biotech & Pharma — 4.8%
10X Genomics, Inc. - Class A (a)	1,250	95,313
Alexion Pharmaceuticals, Inc. (a)	500	54,075
ANI Pharmaceuticals, Inc. (a)	500	30,835
Arena Pharmaceuticals, Inc. (a)	750	34,065
Corcept Therapeutics, Inc. (a)	2,500	30,250
CRISPR Therapeutics AG (a)	250	15,226
Editas Medicine, Inc. (a)	1,500	44,415

33

Hussman Strategic Allocation Fund Schedule of Investments (continued)
December 31, 2019 (Unaudited)

COMMON STOCKS — 50.5% (continued)	Shares	Value
Health Care — 5.7% (continued)
Biotech & Pharma — 4.8% (continued)
Exelixis, Inc. (a)	2,000	$35,240
		339,419
Medical Equipment & Devices — 0.9%
Lantheus Holdings, Inc. (a)	3,000	61,530

Industrials — 2.5%
Commercial Services & Supplies — 0.2%
ACCO Brands Corporation	2,000	18,720

Electrical Equipment — 1.3%
Allegion plc	400	49,816
Generac Holdings, Inc. (a)	400	40,236
		90,052
Engineering & Construction Services — 0.6%
Quanta Services, Inc.	1,000	40,710

Industrial Services — 0.4%
Fastenal Company	750	27,713

Materials — 4.1%
Chemicals — 0.5%
Valvoline, Inc.	1,500	32,115

Metals & Mining — 3.6%
Agnico Eagle Mines Ltd.	1,000	61,610
AngloGold Ashanti Ltd. - ADR	1,500	33,510
Barrick Gold Corporation	3,500	65,065
Newmont Goldcorp Corporation	1,500	65,175
Royal Gold, Inc.	250	30,562
		255,922
Technology — 12.7%
Hardware — 2.5%
Apple, Inc.	40	11,746
Ciena Corporation (a)	2,250	96,053
Ubiquiti, Inc.	350	66,143
		173,942

34

Hussman Strategic Allocation Fund Schedule of Investments (continued)
December 31, 2019 (Unaudited)

COMMON STOCKS — 50.5% (continued)	Shares	Value
Technology — 12.7% (continued)
Semiconductors — 3.7%
Applied Materials, Inc.	1,000	$61,040
Impinj, Inc. (a)	1,000	25,860
Intel Corporation	1,000	59,850
Xilinx, Inc.	500	48,885
Xperi Corporation	3,500	64,750
		260,385
Software — 4.2%
Akamai Technologies, Inc. (a)	500	43,190
j2 Global, Inc.	1,100	103,081
Microsoft Corporation	50	7,885
Oracle Corporation	1,250	66,225
VMware, Inc. - Class A (a)	500	75,895
		296,276
Technology Services — 2.3%
CSG Systems International, Inc.	350	18,123
FactSet Research Systems, Inc.	250	67,075
International Business Machines Corporation	250	33,510
NIC, Inc.	2,000	44,700
		163,408

Total Common Stocks (Cost $3,453,175) (b)		$3,544,939

U.S. TREASURY OBLIGATIONS — 42.5%	Par Value	Value
U.S. Treasury Bills (c) — 28.3%
1.87%, due 02/27/2020	$1,000,000	$997,651
1.72%, due 08/13/2020	1,000,000	990,496
		1,988,147
U.S. Treasury Notes — 14.2%
1.50%, due 08/31/2021	1,000,000	998,437

Total U.S. Treasury Obligations (Cost $2,980,648)		$2,986,584

35

Hussman Strategic Allocation Fund Schedule of Investments (continued)
December 31, 2019 (Unaudited)

EXCHANGE-TRADED PUT OPTION CONTRACTS — 0.4%	Contracts	Notional Amount	Value
Russell 2000 Index Option, 03/20/2020 at $1,550	5	$834,235	$9,555
S&P 500 Index Option, 03/20/2020 at $3,000	7	2,261,546	19,971
Total Put Option Contracts (Cost $51,361)		$3,095,781	$29,526

Total Investments at Value — 93.4% (Cost $6,485,184)			$6,561,049

MONEY MARKET FUNDS — 10.4%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 1.49% (d) (Cost $731,108)	731,108	$731,108

Total Investments and Money Market Funds at Value — 103.8% (Cost $7,216,292)		$7,292,157

Written Call Option Contracts — (3.5%)		(247,507)

Liabilities in Excess of Other Assets — (0.3%)		(19,854)

Net Assets — 100.0%		$7,024,796

ADR - American Depositary Receipt.
(a)	Non-income producing security.
(b)

Common stocks owned by the Fund are held in escrow by the Fund’s custodian (or by a securities depository) to secure the Fund’s obligations to settle outstanding call option contracts it has written (Note 1).

(c)	Rate shown is the annualized yield at time of purchase, not a coupon rate.
(d)	The rate shown is the 7-day effective yield as of December 31, 2019.
See accompanying notes to financial statements.

36

Hussman Strategic Allocation Fund Schedule of Open Written Option Contracts
December 31, 2019 (Unaudited)

EXCHANGE-TRADED WRITTEN CALL OPTION CONTRACTS	Contracts	Notional Amount	Strike Price	Expiration Date	Value of Options
Call Option Contracts
Russell 2000 Index Option	5	$834,235	$1,550	03/20/2020	$68,510
S&P 500 Index Option	7	2,261,546	3,000	03/20/2020	178,997
Total Written Call Option Contracts (Premiums received $200,982)		$3,095,781			$247,507

See accompanying notes to financial statements.

37

Hussman Strategic Total Return Fund Schedule of Investments
December 31, 2019 (Unaudited)

COMMON STOCKS — 19.7%	Shares	Value
Energy — 3.9%
Oil, Gas & Coal — 3.9%
Cheniere Energy Partners, L.P.	20,000	$796,200
CNX Midstream Partners, L.P.	60,000	987,600
Halliburton Company	35,000	856,450
Helmerich & Payne, Inc.	25,000	1,135,750
NuStar Energy, L.P.	31,000	801,350
ONEOK, Inc.	985	74,535
PBF Energy, Inc. - Class A	35,000	1,097,950
Schlumberger Ltd.	35,000	1,407,000
Valero Energy Corporation	15,000	1,404,750
Williams Companies, Inc. (The)	1,293	30,670
		8,592,255
Materials — 14.5%
Metals & Mining — 14.5%
Agnico Eagle Mines Ltd.	60,000	3,696,600
Alamos Gold, Inc. - Class A	150,000	903,000
AngloGold Ashanti Ltd. - ADR	100,000	2,234,000
B2Gold Corporation	200,000	802,000
Barrick Gold Corporation	300,000	5,577,000
Coeur Mining, Inc. (a)	25,000	202,000
Compania de Minas Buenaventura S.A.A. - ADR	75,000	1,132,500
Kinross Gold Corporation (a)	400,000	1,896,000
Newmont Goldcorp Corporation	140,000	6,083,000
Novagold Resources, Inc. (a)	100,000	896,000
Pan American Silver Corporation	55,000	1,302,950
Royal Gold, Inc.	20,000	2,445,000
Sibanye Gold Ltd. - ADR (a)	181,900	1,806,267
Wheaton Precious Metals Corporation	60,000	1,785,000
Yamana Gold, Inc.	400,000	1,580,000
		32,341,317
Utilities — 1.3%
Utilities — 1.3%
AES Corporation	25,000	497,500
Ameren Corporation	1,000	76,800
American Electric Power Company, Inc.	1,000	94,510
Dominion Energy, Inc.	1,669	138,226
DTE Energy Company	1,000	129,870
Duke Energy Corporation	5,000	456,050

38

Hussman Strategic Total Return Fund Schedule of Investments (continued)
December 31, 2019 (Unaudited)

COMMON STOCKS — 19.7% (continued)	Shares	Value
Utilities — 1.3% (continued)
Utilities — 1.3% (continued)
Edison International	5,000	$377,050
Entergy Corporation	1,000	119,800
Exelon Corporation	5,000	227,950
FirstEnergy Corporation	1,000	48,600
NextEra Energy, Inc.	1,000	242,160
Pinnacle West Capital Corporation	1,000	89,930
PPL Corporation	1,000	35,880
Public Service Enterprise Group, Inc.	1,000	59,050
Southern Company (The)	5,000	318,500
		2,911,876

Total Common Stocks (Cost $37,023,537)		$43,845,448

U.S. TREASURY OBLIGATIONS — 69.7%	Par Value	Value
U.S. Treasury Inflation-Protected Notes — 6.5%
2.50%, due 01/15/2029	$11,985,400	$14,448,761

U.S. Treasury Notes — 63.2%
1.50%, due 08/31/2021	15,000,000	14,978,906
1.75%, due 06/15/2022	10,000,000	10,042,383
1.50%, due 08/15/2022	25,000,000	24,949,707
2.00%, due 05/31/2024	25,000,000	25,350,586
2.125%, due 05/31/2026	10,000,000	10,204,101
1.50%, due 08/15/2026	25,000,000	24,517,589
2.25%, due 02/15/2027	20,000,000	20,566,797
2.25%, due 11/15/2027	10,000,000	10,286,719
		140,896,788

Total U.S. Treasury Obligations (Cost $150,865,362)		$155,345,549

39

Hussman Strategic Total Return Fund Schedule of Investments (continued)
December 31, 2019 (Unaudited)

EXCHANGE-TRADED FUNDS — 4.1%	Shares	Value
Invesco CurrencyShares British Pound Sterling Trust (a)	20,000	$2,568,600
Invesco CurrencyShares Euro Currency Trust (a)	20,000	2,126,000
Invesco CurrencyShares Japanese Yen Trust (a)	1,000	87,430
Invesco CurrencyShares Swedish Krona Trust (a)	5,000	491,473
Invesco CurrencyShares Swiss Franc Trust (a)	5,000	475,900
iShares 1-3 Year International Treasury Bond ETF (a)	1,000	79,180
iShares Gold Trust (a)	25,000	362,500
iShares International Treasury Bond ETF	2,000	100,340
SPDR Bloomberg Barclays International Treasury Bond ETF	2,000	57,620
SPDR Bloomberg Barclays Short Term International Treasury Bond ETF	1,000	30,865
SPDR FTSE International Government Inflation-Protected Bond ETF	1,000	55,112
SPDR Gold Shares (a)	5,000	714,500
United States Oil Fund, L.P. (a)	150,000	1,921,500
Total Exchange-Traded Funds (Cost $8,199,052)		$9,071,020

Total Investments at Value — 93.5% (Cost $196,087,951)		$208,262,017

MONEY MARKET FUNDS — 3.5%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 1.49% (b) (Cost $7,719,784)	7,719,784	$7,719,784

Total Investments and Money Market Funds at Value — 97.0% (Cost $203,807,735)		$215,981,801

Other Assets in Excess of Liabilities — 3.0%		6,749,733

Net Assets — 100.0%		$222,731,534

ADR - American Depositary Receipt.
(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of December 31, 2019.
See accompanying notes to financial statements.

40

Hussman Strategic International Fund Schedule of Investments
December 31, 2019 (Unaudited)

COMMON STOCKS — 87.4%	Shares	Value
Australia — 5.1%
Accent Group Ltd. (a)	89,891	$117,697
Harvey Norman Holdings Ltd. (a)	70,000	199,901
Lovisa Holdings Ltd. (a)	12,000	104,317
Super Retail Group Ltd. (a)	33,000	234,162
TPG Telecom Ltd. (a)	40,000	188,443
		844,520
Belgium — 2.8%
Bekaert S.A. (a)	4,000	118,907
Colruyt S.A.	3,000	156,410
Proximus S.A. (a)	6,500	186,250
		461,567
Canada — 12.7%
Air Canada (b)	3,000	112,076
Alimentation Couche-Tard, Inc. - Class B	1,650	52,366
Great-West Lifeco, Inc.	10,000	256,144
IGM Financial, Inc.	7,000	200,972
Manulife Financial Corporation	10,000	203,005
Metro, Inc.	2,800	115,559
Open Text Corporation	5,500	242,366
Power Corporation of Canada	10,400	267,911
Restaurant Brands International, Inc.	3,000	191,253
Ritchie Bros. Auctioneers, Inc.	5,600	240,304
Royal Bank of Canada	3,000	237,391
		2,119,347
Denmark — 2.8%
Novo Nordisk A/S - Class B (a)	3,500	202,833
Tryg A/S	5,000	148,241
Vestas Wind Systems A/S (a)	1,200	121,215
		472,289
Finland — 0.7%
Tikkurila Oyj	7,200	115,975

France — 4.5%
Albioma S.A. (a)	8,000	233,658
Eutelsat Communications S.A.	11,000	178,789
Gl Events	1,000	26,977
Ingenico Group S.A. (a)	2,500	271,947
Quadient SAS (a)	1,500	36,346

41

Hussman Strategic International Fund Schedule of Investments (continued)
December 31, 2019 (Unaudited)

COMMON STOCKS — 87.4% (continued)	Shares	Value
France — 4.5% (continued)
Television Francaise (a)	1,000	$8,335
		756,052
Germany — 2.5%
Dialog Semiconductor plc (a) (b)	2,500	126,969
SAP SE - ADR	1,000	133,990
STRATEC SE	500	34,212
TLG Immobilien AG	3,600	114,885
		410,056
Italy — 2.6%
Assicurazioni Generali SpA (a)	4,000	82,579
Atlantia SpA (a)	6,000	140,034
Poste Italiane SpA (a)	18,000	204,533
		427,146
Japan — 14.5%
Akatsuki, Inc. (a)	1,300	69,673
C.I. Takiron Corporation (a)	11,100	74,837
IBJ, Inc. (a)	9,000	102,171
Kanagawa Chuo Kotsu Company Ltd. (a)	6,500	243,003
Kato Works Company Ltd. (a)	2,000	30,055
M&A Capital Partners Company Ltd. (a) (b)	5,000	202,428
Marvelous, Inc. (a)	25,000	166,575
Nexyz. Group Corporation (a)	4,000	65,573
Nihon Chouzai Company Ltd. (a)	5,000	175,157
RAIZNEXT Corporation (a)	17,500	212,091
Rakuten, Inc. (a)	17,500	149,495
Sawai Pharmaceutical Company Ltd. (a)	4,000	253,397
SoftBank Group Corporation (a)	4,600	199,704
Takamiya Company Ltd. (a)	20,000	128,518
Tokyo Seimitsu Company Ltd. (a)	3,300	128,122
Toyota Motor Corporation (a)	3,000	211,369
		2,412,168
Netherlands — 3.0%
Cementir Holding N.V.	14,662	110,586
Euronext N.V. (a)	1,000	81,740
Intertrust N.V.	6,000	116,500
Randstad N.V. (a)	3,150	193,018
		501,844

42

Hussman Strategic International Fund Schedule of Investments (continued)
December 31, 2019 (Unaudited)

COMMON STOCKS — 87.4% (continued)	Shares	Value
Norway — 4.8%
Borregaard ASA	16,800	$181,806
Entra ASA (a)	6,600	109,119
Gjensidige Forsikring ASA (a)	12,000	251,911
Grieg Seafood ASA (a)	2,500	39,975
Olav Thon Eiendomsselskap ASA	11,000	210,261
		793,072
Portugal — 1.9%
EDP-Energias de Portugal S.A. (a)	50,000	216,971
Jeronimo Martins SGPS S.A. (a)	6,500	107,116
		324,087
Spain — 0.9%
Industria de Diseno Textil S.A. (a)	4,000	141,363

Sweden — 11.3%
Clas Ohlson AB - B Shares	10,000	120,449
Granges AB (a)	21,000	221,793
Hennes & Mauritz AB - B Shares (a)	12,000	244,807
ICA Gruppen AB (a)	4,000	186,876
Intrum AB	3,000	89,504
JM AB (a)	8,400	248,521
Mycronic AB (a)	6,250	123,623
Peab AB - Class B (a)	20,000	200,029
SKF AB - B Shares (a)	10,500	212,618
Telia Company AB (a)	55,000	236,344
		1,884,564
Switzerland — 3.7%
Adecco Group AG (a)	3,000	189,700
Novartis AG (a)	2,000	189,412
Swiss Re AG (a)	2,100	235,961
		615,073
United Kingdom — 13.6%
Aggreko plc (a)	10,000	110,437
Ashtead Group plc (a)	5,600	179,071
Bovis Homes Group plc	10,000	179,894
Burberry Group plc (a)	8,500	248,181
Dunelm Group plc (a)	12,000	183,765
GlaxoSmithKline plc (a)	9,100	213,839
Go - Ahead Group plc (a)	5,000	146,529

43

Hussman Strategic International Fund Schedule of Investments (continued)
December 31, 2019 (Unaudited)

COMMON STOCKS — 87.4% (continued)	Shares	Value
United Kingdom — 13.6% (continued)
Moneysupermarket.com Group plc (a)	20,000	$87,803
National Grid plc (a)	9,000	112,483
Next plc (a)	1,400	130,465
Pets at Home Group plc	40,000	148,154
QinetiQ Group plc	50,000	236,988
SThree plc	55,984	281,073
		2,258,682

Total Investments at Value — 87.4% (Cost $12,836,608)		$14,537,805

MONEY MARKET FUNDS — 4.6%	Shares	Value
Northern Institutional Treasury Portfolio, 1.56% (c) (Cost $763,004)	763,004	$763,004

Total Investments and Money Market Funds at Value — 92.0% (Cost $13,599,612)		$15,300,809

Other Assets in Excess of Liabilities — 8.0%		1,339,031

Net Assets — 100.0%		$16,639,840

ADR - American Depositary Receipt.
(a)	Level 2 Security (Note 1).
(b)	Non-income producing security.
(c)	The rate shown is the 7-day effective yield as of December 31, 2019.
See accompanying notes to financial statements.

44

Hussman Strategic International Fund Schedule of Investments (continued)
December 31, 2019 (Unaudited)

Common Stocks by Sector/Industry	% of Net Assets
Communications — 6.6%
Media	0.7%
Telecom	5.9%
Consumer Discretionary — 24.0%
Apparel & Textile Products	2.1%
Automotive	1.3%
Commercial Services	4.0%
Distributors - Discretionary	0.7%
Gaming, Lodging & Restaurants	1.2%
Home & Office Products	2.6%
Internet & Direct Marketing Retail	0.5%
Passenger Transportation	3.0%
Retail - Discretionary	8.6%
Consumer Staples — 5.7%
Consumer Products	0.2%
Retail - Consumer Staples	5.5%
Energy — 0.7%
Renewable Energy	0.7%
Financials — 17.4%
Asset Management	1.2%
Banking	1.4%
Capital Markets	1.7%
Insurance	9.9%
Real Estate	2.6%
Specialty Finance	0.6%
Health Care — 5.4%
Biotech & Pharma	5.2%
Medical Equipment & Devices	0.2%
Industrials — 10.8%
Commercial Services & Supplies	0.2%
Electrical Equipment	0.8%
Engineering & Construction Services	3.3%
Industrial Services	4.3%
Machinery	0.2%
Manufactured Goods	2.0%

45

Hussman Strategic International Fund Schedule of Investments (continued)
December 31, 2019 (Unaudited)

Common Stocks by Sector/Industry (continued)	% of Net Assets
Materials — 4.9%
Chemicals	2.2%
Construction Materials	0.7%
Iron & Steel	0.7%
Metals & Mining	1.3%
Technology — 8.5%
Hardware	1.9%
Semiconductors	1.5%
Software	3.7%
Technology Services	1.4%
Utilities — 3.4%
Utilities	3.4%
87.4%

See accompanying notes to financial statements.

Hussman Strategic International Fund Schedule of Futures Contracts Sold Short
December 31, 2019 (Unaudited)

FUTURES CONTRACTS SOLD SHORT	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Depreciation*
FINANCIAL FUTURES
Mini MSCI EAFE Index Futures	140	03/20/2020	$14,255,500	$(342,821)

*

Includes cumulative appreciation (depreciation) of futures contracts from the date that contracts were opened through December 31, 2019. Only current day variation margin is reported on the Statements of Assets and Liabilities.

See accompanying notes to financial statements.

46

Hussman Investment Trust Statements of Assets and Liabilities
December 31, 2019 (Unaudited)

	Hussman Strategic Growth Fund	Hussman Strategic Allocation Fund
ASSETS
Investments in securities:
At cost	$252,427,706	$6,485,184
At value (Note 1)	$263,009,553	$6,561,049
Investments in money market funds	79,840,951	731,108
Receivable for capital shares sold	46,716	—
Receivable for investment securities sold	4,701,986	63,793
Dividends receivable	266,789	6,736
Tax reclaims receivable	8,509	—
Receivable from Adviser (Note 3)	—	30,744
Other assets	78,429	10,243
Total Assets	347,952,933	7,403,673

LIABILITIES
Written call options, at value (Notes 1 and 4) (premiums received $88,575,748 and $200,982)	94,728,700	247,507
Distributions payable	287,904	1
Payable for capital shares redeemed	3,187,360	—
Payable for investment securities purchased	3,326,000	78,154
Accrued investment advisory fees (Note 3)	181,117	—
Payable to administrator (Note 3)	28,600	3,505
Accrued audit fees	36,250	17,700
Accrued legal fees	19,000	11,000
Other accrued expenses	58,995	21,010
Total Liabilities	101,853,926	378,877
CONTINGENCIES AND COMMITMENTS (NOTES 8 & 9)	—	—
NET ASSETS	$246,099,007	$7,024,796

Net assets consist of:
Paid-in capital	$1,176,756,872	$7,072,319
Accumulated deficit	(930,657,865)	(47,523)
NET ASSETS	$246,099,007	$7,024,796

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	45,815,709	707,290

Net asset value, offering price and redemption price per share (a) (Note 1)	$5.37	$9.93

(a)	Redemption fee may apply to redemptions of shares held for 60 days or less.
See accompanying notes to financial statements.

47

Hussman Investment Trust Statements of Assets and Liabilities (continued)
December 31, 2019 (Unaudited)

	Hussman Strategic Total Return Fund	Hussman Strategic International Fund
ASSETS
Investments in securities:
At cost	$196,087,951	$12,836,608
At value (Note 1)	$208,262,017	$14,537,805
Investments in money market funds	7,719,784	763,004
Receivable for capital shares sold	428,284	—
Receivable for investment securities sold	5,928,580	—
Dividends and interest receivable	798,935	20,080
Tax reclaims receivable	—	47,554
Margin deposits for futures contracts (Note 1)	—	1,414,503
Receivable from Adviser (Note 3)	—	34,208
Other assets	63,346	33,712
Total Assets	223,200,946	16,850,866

LIABILITIES
Distributions payable	40,373	3,049
Variation margin payable (Notes 1 and 4)	—	71,939
Payable for capital shares redeemed	269,457	46,381
Accrued investment advisory fees (Note 3)	67,340	—
Payable to administrator (Note 3)	23,200	7,175
Accrued audit fees	31,920	32,630
Accrued legal fees	11,000	11,000
Accrued custodian fees	7,700	25,000
Other accrued expenses and liabilities	18,422	13,852
Total Liabilities	469,412	211,026
CONTINGENCIES AND COMMITMENTS (NOTE 8)	—	—
NET ASSETS	$222,731,534	$16,639,840

Net assets consist of:
Paid-in capital	$282,713,181	$31,198,532
Accumulated deficit	(59,981,647)	(14,558,692)
NET ASSETS	$222,731,534	$16,639,840

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	16,794,557	1,923,264

Net asset value, offering price and redemption price per share (a) (Note 1)	$13.26	$8.65

(a)	Redemption fee may apply to redemptions of shares held for 60 days or less.
See accompanying notes to financial statements.

48

Hussman Investment Trust Statements of Operations
For the Six Months Ended December 31, 2019 (Unaudited)(a)

	Hussman Strategic Growth Fund	Hussman Strategic Allocation Fund
INVESTMENT INCOME
Dividends	$3,523,900	$21,123
Foreign withholding taxes on dividends	—	(128)
Interest	—	10,912
Total Income	3,523,900	31,907

EXPENSES
Investment advisory fees (Note 3)	1,258,571	17,928
Transfer agent, account maintenance and shareholder services fees (Note 3)	122,567	3,090
Administration fees (Note 3)	97,755	4,000
Trustees’ fees and expenses (Note 3)	38,046	37,385
Legal fees	49,573	13,811
Audit fees	23,700	17,700
Custodian fees	33,593	3,601
Fund accounting fees (Note 3)	28,951	5,117
Insurance expense	32,327	437
Registration and filing fees	21,662	4,916
Postage and supplies	15,844	3,157
Compliance service fees (Note 3)	16,570	1,723
Printing of shareholder reports	9,513	2,067
Pricing fees	6,315	760
Other expenses	6,055	2,235
Total Expenses	1,761,042	117,927
Less fee waivers and expenses reimbursed by the Adviser (Note 3)	(157,821)	(88,128)
Net Expenses	1,603,221	29,799

NET INVESTMENT INCOME	1,920,679	2,108

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND WRITTEN OPTION CONTRACTS
Net realized gains (losses) from:
Investments	(6,255,292)	16,137
Written option contracts (Note 4)	(32,982,359)	(92,987)
Net change in unrealized appreciation (depreciation) on:
Investments	11,861,425	75,865
Written option contracts (Note 4)	5,988,532	(46,525)

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND WRITTEN OPTION CONTRACTS	(21,387,694)	(47,510)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(19,467,015)	$(45,402)

(a)	Except for Hussman Strategic Allocation Fund, which represents the period from the commencement of operations (August 27, 2019) through December 31, 2019.
See accompanying notes to financial statements.

49

Hussman Investment Trust Statements of Operations (continued)
For the Six Months Ended December 31, 2019 (Unaudited)

	Hussman Strategic Total Return Fund	Hussman Strategic International Fund
INVESTMENT INCOME
Dividend income	$527,005	$211,333
Foreign withholding taxes on dividends	(13,805)	(25,731)
Interest	1,594,914	10,322
Total Income	2,108,114	195,924

EXPENSES
Investment advisory fees (Note 3)	562,704	88,719
Administration fees (Note 3)	78,850	12,000
Transfer agent, account maintenance and shareholder services fees (Note 3)	65,900	17,471
Legal fees	42,564	40,670
Trustees’ fees and expenses (Note 3)	38,046	38,046
Fund accounting fees (Note 3)	26,264	18,870
Audit fees	19,900	20,400
Custodian fees	11,659	25,216
Registration and filing fees	13,829	16,611
Insurance expense	26,133	2,637
Postage and supplies	10,396	11,212
Pricing fees	1,214	18,391
Compliance service fees (Note 3)	13,559	3,572
Printing of shareholder reports	6,100	1,456
Interest expense (Note 7)	222	—
Other expenses	6,414	3,706
Total Expenses	923,754	318,977
Less fee waivers and expenses reimbursed by the Adviser (Note 3)	(81,955)	(132,950)
Net Expenses	841,799	186,027

NET INVESTMENT INCOME	1,266,315	9,897

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Investments	7,013,457	579,014
Futures contracts (Note 4)	—	(786,636)
Foreign currency transactions	—	(6,195)
Net change in unrealized appreciation (depreciation) on:
Investments	413,235	1,039,553
Futures contracts (Note 4)	—	(30,771)
Foreign currency translation	—	(438)

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCIES	7,426,692	794,527

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,693,007	$804,424

See accompanying notes to financial statements.

50

Hussman Strategic Growth Fund Statements of Changes in Net Assets

	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
FROM OPERATIONS
Net investment income	$1,920,679	$5,268,722
Net realized gains (losses) from:
Investments	(6,255,292)	10,688,703
Written option contracts	(32,982,359)	(15,608,054)
Net change in unrealized appreciation (depreciation) on:
Investments	11,861,425	(17,070,666)
Written option contracts	5,988,532	(10,639,338)
Net decrease in net assets resulting from operations	(19,467,015)	(27,360,633)

DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(4,497,796)	(4,057,363)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	12,748,298	66,168,829
Net asset value of shares issued in reinvestment of distributions to shareholders	4,209,892	3,847,274
Proceeds from redemption fees collected (Note 1)	4,049	21,431
Payments for shares redeemed	(40,804,310)	(68,716,182)
Net increase (decrease) in net assets from capital share transactions	(23,842,071)	1,321,352

TOTAL DECREASE IN NET ASSETS	(47,806,882)	(30,096,644)

NET ASSETS
Beginning of period	293,905,889	324,002,533
End of period	$246,099,007	$293,905,889

CAPITAL SHARE ACTIVITY
Shares sold	2,235,611	10,267,145
Shares reinvested	783,965	570,812
Shares redeemed	(7,271,728)	(10,960,536)
Net decrease in shares outstanding	(4,252,152)	(122,579)
Shares outstanding at beginning of period	50,067,861	50,190,440
Shares outstanding at end of period	45,815,709	50,067,861

See accompanying notes to financial statements.

51

Hussman Strategic Allocation Fund Statement of Changes in Net Assets

Period Ended December 31, 2019 (Unaudited)(a)
FROM OPERATIONS
Net investment income	$2,108
Net realized gains (losses) from:
Investments	16,137
Written option contracts	(92,987)
Net change in unrealized appreciation (depreciation) on:
Investments	75,865
Written option contracts	(46,525)
Net decrease in net assets resulting from operations	(45,402)

DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(2,121)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	7,070,199
Net asset value of shares issued in reinvestment of distributions to shareholders	2,120
Net increase in net assets from capital share transactions	7,072,319

TOTAL INCREASE IN NET ASSETS	7,024,796

NET ASSETS
Beginning of period	—
End of period	$7,024,796

CAPITAL SHARE ACTIVITY
Shares sold	707,077
Shares reinvested	213
Net increase in shares outstanding	707,290
Shares outstanding at beginning of period	—
Shares outstanding at end of period	707,290

(a)	Represents the period from the commencement of operations (August 27, 2019) through December 31, 2019.
See accompanying notes to financial statements.

52

Hussman Strategic Total Return Fund Statements of Changes in Net Assets

	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
FROM OPERATIONS
Net investment income	$1,266,315	$3,154,501
Net realized gains from investments	7,013,457	2,340,572
Net change in unrealized appreciation (depreciation) on investments	413,235	13,936,087
Net increase in net assets resulting from operations	8,693,007	19,431,160

DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(1,333,593)	(3,195,796)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	19,139,334	26,725,419
Net asset value of shares issued in reinvestment of distributions to shareholders	1,255,471	2,992,151
Proceeds from redemption fees collected (Note 1)	24,771	6,430
Payments for shares redeemed	(26,282,622)	(99,326,617)
Net decrease in net assets from capital share transactions	(5,863,046)	(69,602,617)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,496,368	(53,367,253)

NET ASSETS
Beginning of period	221,235,166	274,602,419
End of period	$222,731,534	$221,235,166

CAPITAL SHARE ACTIVITY
Shares sold	1,465,645	2,194,486
Shares reinvested	95,848	244,901
Shares redeemed	(2,011,792)	(8,341,021)
Net decrease in shares outstanding	(450,299)	(5,901,634)
Shares outstanding at beginning of period	17,244,856	23,146,490
Shares outstanding at end of period	16,794,557	17,244,856

See accompanying notes to financial statements.

53

Hussman Strategic International Fund Statements of Changes in Net Assets

	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
FROM OPERATIONS
Net investment income	$9,897	$144,380
Net realized gains (losses) from:
Investments	579,014	(509,815)
Futures contracts	(786,636)	1,248,082
Foreign currency transactions	(6,195)	(28,655)
Net change in unrealized appreciation (depreciation) on:
Investments	1,039,553	(1,386,234)
Futures contracts	(30,771)	(962,844)
Foreign currency translation	(438)	3,353
Net increase (decrease) in net assets resulting from operations	804,424	(1,491,733)

DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(119,506)	(17,482)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	85,736	948,919
Net asset value of shares issued in reinvestment of distributions to shareholders	116,457	16,890
Proceeds from redemption fees collected (Note 1)	26	90
Payments for shares redeemed	(6,181,402)	(4,495,398)
Net decrease in net assets from capital share transactions	(5,979,183)	(3,529,499)

TOTAL DECREASE IN NET ASSETS	(5,294,265)	(5,038,714)

NET ASSETS
Beginning of period	21,934,105	26,972,819
End of period	$16,639,840	$21,934,105

CAPITAL SHARE ACTIVITY
Shares sold	10,135	111,988
Shares reinvested	13,463	1,996
Shares redeemed	(727,948)	(526,121)
Net decrease in shares outstanding	(704,350)	(412,137)
Shares outstanding at beginning of period	2,627,614	3,039,751
Shares outstanding at end of period	1,923,264	2,627,614

See accompanying notes to financial statements.

54

Hussman Strategic Growth Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended December 31, 2019 (Unaudited)		Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015
Net asset value at beginning of period	$5.87		$6.46	$6.68	$7.93	$8.70	$9.74

Income (loss) from investment operations:
Net investment income	0.05		0.10	0.06	0.02	0.03	0.08
Net realized and unrealized losses on investments and written option contracts	(0.45)		(0.61)	(0.25)	(1.25)	(0.75)	(1.05)
Total from investment operations	(0.40)		(0.51)	(0.19)	(1.23)	(0.72)	(0.97)

Less distributions:
Dividends from net investment income	(0.10)		(0.08)	(0.03)	(0.02)	(0.05)	(0.07)

Proceeds from redemption fees collected (Note 1)	0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of period	$5.37		$5.87	$6.46	$6.68	$7.93	$8.70

Total return (b)	(6.84	%)(c)	(8.05%)	(2.81%)	(15.53%)	(8.34%)	(9.99%)

Net assets at end of period (000’s)	$246,099		$293,906	$324,003	$375,467	$580,503	$756,904

Ratio of total expenses to average net assets	1.26	%(d)	1.24%	1.23%	1.19%	1.15%	1.12%

Ratio of net expenses to average net assets (e)	1.15	%(d)	1.14%	1.13%	1.12%	1.09%	1.07%

Ratio of net investment income to average net assets (e)	1.37	%(d)	1.66%	0.82%	0.19%	0.34%	0.79%

Portfolio turnover rate	61	%(c)	124%	142%	209%	161%	107%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after advisory fee waivers (Note 3).
See accompanying notes to financial statements.

55

Hussman Strategic Allocation Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout the Period

	Period Ended December 31, 2019 (Unaudited)(a)
Net asset value at beginning of period	$10.00

Income (loss) from investment operations:
Net investment income	0.00	(b)
Net realized and unrealized losses on investments and written option contracts	(0.07)
Total from investment operations	(0.07)

Less distributions:
Dividends from net investment income	(0.00	)(b)

Net asset value at end of period	$9.93

Total return (c)	(0.67	%)(d)

Net assets at end of period (000’s)	$7,025

Ratio of total expenses to average net assets	4.93	%(e)

Ratio of net expenses to average net assets (f)	1.25	%(e)

Ratio of net investment income to average net assets (f)	0.09	%(e)

Portfolio turnover rate	37	%(d)

(a)	Represents the period from the commencement of operations (August 27, 2019) through December 31, 2019.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after advisory fee waivers and expense reimbursements (Note 3).
See accompanying notes to financial statements.

56

Hussman Strategic Total Return Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended December 31, 2019 (Unaudited)		Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015
Net asset value at beginning of period	$12.83		$11.86	$11.98	$12.44	$11.32	$11.63

Income (loss) from investment operations:
Net investment income	0.09		0.19	0.10	0.02	0.04	0.05
Net realized and unrealized gains (losses) on investments	0.42		0.95	(0.12)	(0.46)	1.13	(0.27)
Total from investment operations	0.51		1.14	(0.02)	(0.44)	1.17	(0.22)

Less distributions:
Dividends from net investment income	(0.08)		(0.17)	(0.10)	(0.02)	(0.05)	(0.09)

Proceeds from redemption fees collected (Note 1)	0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of period	$13.26		$12.83	$11.86	$11.98	$12.44	$11.32

Total return (b)	3.97	%(c)	9.72%	(0.18%)	(3.50%)	10.33%	(1.86%)

Net assets at end of period (000’s)	$222,732		$221,235	$274,602	$372,502	$463,503	$485,015

Ratio of total expenses to average net assets	0.82	%(d)	0.81%	0.77%	0.75%	0.75%	0.73%

Ratio of net expenses to average net assets (e)	0.75	%(d)	0.74%	0.73%	0.72%	0.69%	0.66%

Ratio of net investment income to average net assets (e)	1.13	%(d)	1.36%	0.76%	0.12%	0.36%	0.38%

Portfolio turnover rate	35	%(c)	61%	63%	341%	129%	196%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after advisory fee waivers (Note 3).
See accompanying notes to financial statements.

57

Hussman Strategic International Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended December 31, 2019 (Unaudited)		Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015
Net asset value at beginning of period	$8.35		$8.87	$8.80	$9.19	$8.57	$9.90

Income (loss) from investment operations:
Net investment income (loss)	0.02		0.06	0.02	0.01	(0.05)	0.17
Net realized and unrealized gains (losses) on investments, futures contracts and foreign currencies	0.34		(0.57)	0.10	(0.40)	0.67	(1.41)
Total from investment operations	0.36		(0.51)	0.12	(0.39)	0.62	(1.24)

Less distributions:
Dividends from net investment income	(0.06)		(0.01)	(0.05)	—	—	(0.09)

Proceeds from redemption fees collected (Note 1)	0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of period	$8.65		$8.35	$8.87	$8.80	$9.19	$8.57

Total return (b)	4.34	%(c)	(5.79%)	1.34%	(4.24%)	7.23%	(12.56%)

Net assets at end of period (000’s)	$16,640		$21,934	$26,973	$30,494	$37,645	$42,325

Ratio of total expenses to average net assets	3.42	%(d)	2.72%	2.42%	2.26%	2.03%	1.61%

Ratio of net expenses to average net assets (e)	2.00	%(d)	2.00%	2.00%	2.00%	2.00%	1.61%

Ratio of net investment income (loss) to average net assets (e)	0.11	%(d)	0.61%	0.18%	0.25%	(0.05%)	0.98%

Portfolio turnover rate	34	%(c)	58%	61%	102%	107%	62%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after advisory fee waivers and expense reimbursements (Note 3).
See accompanying notes to financial statements.

58

Hussman Investment Trust Notes to Financial Statements
December 31, 2019 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Fund (each, a “Fund,” and collectively, the “Funds”) are diversified, separate series of Hussman Investment Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Fund is authorized to issue an unlimited number of shares.

Hussman Strategic Growth Fund’s investment objective is to provide long-term capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

Hussman Strategic Allocation Fund’s investment objective is to provide total return through a combination of income and capital appreciation.

Hussman Strategic Total Return Fund’s investment objective is to provide long-term total return from income and capital appreciation.

Hussman Strategic International Fund’s investment objective is to provide long-term capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions. The Fund invests primarily in equity securities of non-U.S. issuers.

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

Securities, Options and Futures Valuation — The Funds’ portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges, other than options, are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the last bid price on the NYSE or other primary exchange for that day. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in over-the-counter markets, other than NASDAQ quoted securities, are valued at the last sales price, or if there

59

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2019 (Unaudited)

are no sales on that day, at the mean of the closing bid and ask prices. Securities traded on a foreign stock exchange are valued at their closing prices on the principal exchange where they are traded; however, on days when the value of securities traded on foreign stock exchanges may be materially affected by events occurring before the Funds’ pricing time, but after the close of the primary markets or exchanges on which such securities are traded, such securities typically will be valued at their fair value as determined by an independent pricing service approved by the Board of Trustees where such value is believed to reflect the market values of such securities as of the time of computation of the net asset values (“NAVs”) of the Funds. As a result, the prices of foreign securities used to calculate a Fund’s NAV may differ from quoted or published prices for these securities. Values of foreign securities are translated from the local currency into U.S. dollars using prevailing currency exchange rates as of the close of the NYSE, as supplied by an independent pricing service.

Pursuant to procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at prices between the closing bid and ask prices determined by Hussman Strategic Advisors, Inc. (the “Adviser”) to most closely reflect market value as of the time of computation of NAV. As of December 31, 2019, all options held by Hussman Strategic Growth Fund and Hussman Strategic Allocation Fund have been valued in this manner. Options not traded on a national securities exchange or board of trade, but for which over-the-counter market quotations are readily available, are valued at the mean of their closing bid and ask prices. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of regular trading on the NYSE or, if not available, at the mean of their bid and ask prices.

Fixed income securities not traded or dealt in upon any securities exchange, but for which over-the-counter market quotations are readily available, generally are valued at the mean of their closing bid and ask prices. Fixed income securities may also be valued on the basis of prices provided by an independent pricing service. Debt securities with remaining maturities of 60 days or less may be valued at amortized cost if the Adviser, under the supervision of the Board of Trustees, determines that the amortized cost value of the security represents fair value.

Investments representing shares of other open-end investment companies, other than shares of exchange-traded funds, are valued at their NAVs per share as reported by such companies.

In the event that market quotations are not readily available or are determined by the Adviser to not be reflective of fair market value due to market events or developments, securities and other financial instruments will be valued at fair value as

60

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2019 (Unaudited)

determined by the Adviser in accordance with procedures adopted by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the values of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

●

Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among market makers.

●

Level 3 – model-derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Option contracts purchased or written by Hussman Strategic Growth Fund and Hussman Strategic Allocation Fund are classified as Level 2 since they are valued using “other significant observable inputs” at prices between the closing bid and ask prices determined by the Adviser to most closely reflect market value. U.S. Treasury obligations held by Hussman Strategic Total Return Fund and Hussman Strategic Allocation Fund are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs,” including bid and ask quotations, prices of similar securities and interest rates, among other factors. Non-U.S. equity securities actively traded in foreign markets held by Hussman Strategic International Fund may be classified as Level 2 despite the availability of closing prices because such securities are typically valued at their fair value as determined by an independent pricing service.

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2019 (Unaudited)

As previously noted, the Trust uses an independent pricing service to determine the fair value of portfolio securities traded on a foreign securities exchange when the value of such securities may be materially affected by events occurring before a Fund’s pricing time, but after the close of the primary markets or exchanges on which such securities are traded. These intervening events might be: country-specific (e.g., natural disaster, economic or political developments, interest rate change); issuer specific (e.g., earnings report, merger announcement); or U.S. markets-specific (such as a significant movement in the U.S. markets that is deemed likely to affect the value of foreign securities). The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities. The frequency of use of this procedure depends on market events and thus cannot be predicted. However, the procedure may be utilized to a significant extent by Hussman Strategic International Fund.

Determining the fair value of portfolio securities involves reliance on judgment, and a security’s fair value may differ depending on the method used for determining value. With respect to a portfolio security that has been valued at fair value, there can be no assurance that a Fund could purchase or sell that security at a price equal to the fair value of such security used in calculating the Fund’s NAV. Because of the inherent uncertainty in fair valuations and the various factors considered in determining fair value, there can be significant deviations between the fair value at which a portfolio security is being carried and the price at which it can be sold. Moreover, to the extent Hussman Strategic International Fund has significant holdings of foreign securities, fair valuation may be used more frequently than for the other Funds.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure the value of a particular security may fall into more than one level of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement of that security is determined to fall in its entirety is the lowest level input that is significant to the fair value measurement.

62

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2019 (Unaudited)

The following is a summary of the inputs used to value each Fund’s investments and other financial instruments as of December 31, 2019 by security type:

Hussman Strategic Growth Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$257,364,053	$—	$—	$257,364,053
Rights	75,250	—	—	75,250
Put Option Contracts	—	5,570,250	—	5,570,250
Money Market Funds	79,840,951	—	—	79,840,951
Total Investments in Securities and Money Market Funds	$337,280,254	$5,570,250	$—	$342,850,504

Other Financial Instruments:
Written Call Option Contracts	$—	$(94,728,700)	$—	$(94,728,700)
Total Other Financial Instruments	$—	$(94,728,700)	$—	$(94,728,700)

Hussman Strategic Allocation Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$3,544,939	$—	$—	$3,544,939
U.S. Treasury Obligations	—	2,986,584	—	2,986,584
Put Option Contracts	—	29,526	—	29,526
Money Market Funds	731,108	—	—	731,108
Total Investments in Securities and Money Market Funds	$4,276,047	$3,016,110	$—	$7,292,157

Other Financial Instruments:
Written Call Option Contracts	$—	$(247,507)	$—	$(247,507)
Total Other Financial Instruments	$—	$(247,507)	$—	$(247,507)

63

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2019 (Unaudited)

Hussman Strategic Total Return Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$43,845,448	$—	$—	$43,845,448
U.S. Treasury Obligations	—	155,345,549	—	155,345,549
Exchange-Traded Funds	9,071,020	—	—	9,071,020
Money Market Funds	7,719,784	—	—	7,719,784
Total Investments in Securities and Money Market Funds	$60,636,252	$155,345,549	$—	$215,981,801

Hussman Strategic International Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stocks	$4,704,041	$9,833,764	$—	$14,537,805
Money Market Funds	763,004	—	—	763,004
Total Investments in Securities and Money Market Funds	$5,467,045	$9,833,764	$—	$15,300,809

Other Financial Instruments:
Futures Contracts Sold Short	$(342,821)	$—	$—	$(342,821)
Total Other Financial Instruments	$(342,821)	$—	$—	$(342,821)

Each Fund’s Schedule of Investments identifies the specific securities (by type of security and sector and industry type or geographical region) that comprise that Fund’s holdings within the Level 1 and Level 2 categories shown in the tables above.

The Funds did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the period ended December 31, 2019.

Futures Contracts and Option Transactions — Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund and Hussman Strategic International Fund may purchase and write call and put options on broad-based stock indices and also may purchase and write call and put option contracts on individual securities. Each of the Funds may use financial futures contracts and related option contracts to hedge against changes in the market value of its portfolio securities. Hussman Strategic Total Return Fund and Hussman Strategic International Fund may also purchase foreign currency options to manage their exposures to foreign currencies. Hussman Strategic

64

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2019 (Unaudited)

Allocation Fund and Hussman Strategic Total Return Fund may purchase interest rate futures contracts to protect against a decline in the value of its portfolio resulting from rising interest rates. Hussman Strategic International Fund may enter into forward foreign currency contracts to hedge against the adverse impact of changes in foreign exchange rates on the U.S. dollar value of its investments or changes in the prices at which it effects transactions in foreign securities.

Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund and Hussman Strategic International Fund may use futures and option contracts on stock indices for the purpose of seeking to reduce the market risk that would otherwise be associated with the securities in which it invests. For example, these Funds may sell a stock index futures contract to hedge the risk of a general market or market sector decline that might adversely affect prices of the Funds’ portfolio securities. To the extent there is a correlation between a Fund’s portfolio and a particular stock index, the sale of futures contracts on that index could reduce the Fund’s exposure to general market risk.

When a Fund writes an index option, an amount equal to the net premium (the premium less the commission) received by the Fund is recorded as a liability on the Fund’s Statement of Assets and Liabilities and is subsequently marked-to market daily. If an index option written by a Fund expires unexercised on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain or a loss depending on whether the cost of a closing purchase transaction is less than or exceeds the net premium received when the option was sold and the liability related to such option will be eliminated. If an index option written by a Fund is exercised, the Fund will be required to pay the difference between the closing index value and the exercise price of the option. In this event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss. To secure the obligation of a Fund to settle an index option it has written, common stocks owned by the Fund are held in escrow by the Fund’s custodian bank (or by a securities depository acting for the custodian bank) for the benefit of the Options Clearing Corporation (the “OCC”). Stocks are released from escrow by the OCC (thus, enabling the Fund to sell the stocks) only when the option expires unexercised or when the Fund enters into a closing purchase transaction.

When a Fund purchases or sells a stock index futures contract, no price is paid to or received by the Fund upon the purchase or sale of the futures contract. Instead, the Fund is required to deposit in a segregated asset account an amount of cash or qualifying securities currently ranging from 2% to 11% of the contract amount. This is called “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying stock index. The Fund recognizes an unrealized gain or loss equal

65

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2019 (Unaudited)

to the daily variation margin. If general market movements are not as expected, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. In addition to the possibility that there may be an imperfect correlation or no correlation at all between the movements in the stock index futures and the portion of the portfolio being hedged, the price of the stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions.

Foreign Currency Translation — Investment securities and other assets and liabilities denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A.	The values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. on the respective date of such transactions.

C.

The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from: (1) purchases and sales of foreign currencies; (2) currency gains or losses realized between the trade and settlement dates on securities transactions; and (3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the U.S. dollar value of assets and liabilities that result from changes in exchange rates.

Share Valuation and Redemption Fees — The NAV per share of each Fund is calculated as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for business. The NAV per share of each Fund is calculated by dividing the total value of the Fund’s assets, less its liabilities, by the number of its shares outstanding. The offering price and redemption price per share of each Fund is equal to the NAV per share next computed after receipt of an order to purchase or to redeem shares. However, a redemption fee of 1.5%, payable to the applicable Fund, generally will apply to shares that are redeemed 60 days or less from the date of purchase. During the periods ended December 31, 2019 and June 30, 2019, proceeds from redemption fees, recorded in capital, totaled: $4,049 and $21,431, respectively, for Hussman Strategic Growth Fund; $24,771

66

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2019 (Unaudited)

and $6,430, respectively, for Hussman Strategic Total Return Fund; and $26 and $90, respectively, for Hussman Strategic International Fund. No redemption fees were collected for Hussman Strategic Allocation Fund during the period ended December 31, 2019.

Investment Income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities are amortized using the effective interest method. Withholding taxes on foreign dividends have been recorded in accordance with the Trust’s understanding of the applicable country’s rules and tax rates.

Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually to shareholders of Hussman Strategic Growth Fund and Hussman Strategic International Fund and are declared and paid quarterly to shareholders of Hussman Strategic Allocation Fund and Hussman Strategic Total Return Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are generally distributed annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature and are primarily due to timing differences in the recognition of capital gains or losses on option and futures transactions, losses deferred due to wash sales and the treatment of foreign currency transactions. The tax character of distributions paid by each Fund during the periods ended December 31, 2019 and June 30, 2019 was ordinary income.

Investment Transactions — Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on investments sold are determined on a specific identification basis.

Common Expenses — Expenses of the Trust not attributable solely to one of the Funds are allocated among the Funds based on the relative net assets of each Fund or based on the nature of the expense and its relative applicability to each Fund.

Accounting Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

67

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2019 (Unaudited)

Federal Income Tax — Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, a Fund generally will not be subject to federal income taxes to the extent that it distributes its net investment income and any net realized capital gains in accordance with the Code. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of a federal excise tax applicable to regulated investment companies, it is each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of accumulated deficit as of December 31, 2019 was as follows:

	Hussman Strategic Growth Fund	Hussman Strategic Allocation Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund
Net unrealized appreciation	$10,473,292	$29,341	$10,628,452	$1,358,651
Accumulated ordinary income	283,408	—	38,975	2,892
Capital loss carryforwards	(907,912,602)	—	(76,156,910)	(16,021,613)
Other gains (losses)	(33,214,059)	(76,863)	5,548,209	104,427
Other temporary differences	(287,904)	(1)	(40,373)	(3,049)
Total accumulated deficit	$(930,657,865)	$(47,523)	$(59,981,647)	$(14,558,692)

The following information is based upon the federal income tax cost of investment securities as of December 31, 2019:

	Hussman Strategic Growth Fund	Hussman Strategic Allocation Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund
Cost of investments, money market funds and foreign currencies	$332,377,212	$7,267,653	$205,353,349	$13,599,612
Gross unrealized appreciation	$25,348,139	$196,480	$11,236,679	$2,042,386
Gross unrealized depreciation	(14,874,847)	(167,139)	(608,227)	(683,735)
Net unrealized appreciation	$10,473,292	$29,341	$10,628,452	$1,358,651

68

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2019 (Unaudited)

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for each Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to losses deferred due to wash sales, derivatives and adjustments to basis on publicly traded partnerships and grantor trusts.

As of June 30, 2019, the Funds had the following capital loss carryforwards for federal income tax purposes:

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund
Short-term loss carryforwards	$671,034,111	$60,806,413	$16,021,613
Long-term loss carryforwards	236,878,491	15,350,497	—
Total	$907,912,602	$76,156,910	$16,021,613

These capital loss carryforwards, which do not expire, may be utilized by the Funds in the current and future years to offset their net realized capital gains, if any.

Each Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions taken on federal income tax returns for the current and all open tax years (generally filed within the past three years) and all major jurisdictions and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. Therefore, no tax expense (including interest and penalties) was recorded in the current year and no adjustments were made to prior periods.

2. INVESTMENT TRANSACTIONS

During the period ended December 31, 2019, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to: $177,354,522 and $244,318,078, respectively, for Hussman Strategic Growth Fund; $5,830,613 and $1,525,910, respectively, for Hussman Strategic Allocation Fund; $18,768,690 and $28,610,067, respectively, for Hussman Strategic Total Return Fund; and $4,771,219 and $5,693,346, respectively, for Hussman Strategic International Fund.

69

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2019 (Unaudited)

3. TRANSACTIONS WITH AFFILIATES

Advisory Agreement

Under the terms of an Advisory Agreement between the Trust and the Adviser, Hussman Strategic Growth Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.90% of the first $2 billion of the Fund’s average daily net assets; 0.85% of the next $3 billion of such assets; and 0.80% of such assets over $5 billion, less any fee waivers. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic Allocation Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.75% of the first $2 billion of the Fund’s average daily net assets; 0.70% of the next $3 billion of such assets; and 0.65% of such assets over $5 billion, less any fee waivers. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic Total Return Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.50% of the first $1 billion of the Fund’s average daily net assets; 0.45% of the next $1.5 billion of such assets; and 0.40% of such assets over $2.5 billion, less any fee waivers. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic International Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.95% of the first $2 billion of the Fund’s average daily net assets; 0.90% of the next $3 billion of such assets; and 0.85% of such assets over $5 billion, less any fee waivers.

The Adviser has contractually agreed that, until November 1, 2020 (or until November 1, 2022 with respect to Hussman Strategic Allocation Fund), it will waive its advisory fees and/or absorb operating expenses of each Fund to the extent necessary so that operating expenses of Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Fund (excluding fees and expenses incurred on investments in other investment companies and pooled investment vehicles, brokerage commissions, taxes, interest expense and any extraordinary expenses) do not exceed annually an amount equal to 1.15%, 1.25%, 0.75%, and 2.00%, respectively, of such Fund’s average daily net assets. During the period ended December 31, 2019, the Adviser waived advisory fees in the amount of $157,821, $17,928, $81,955 and $88,719 with respect to Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Fund, respectively. Additionally, during the period ended December 31, 2019, the Adviser absorbed operating expenses of $70,200 and $44,231 with respect to Hussman Strategic Allocation Fund and Hussman Strategic International Fund, respectively.

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2019 (Unaudited)

Pursuant to the Expense Limitation Agreements governing these arrangements, each Fund is obligated to reimburse the Adviser the amount of advisory fees previously waived and expenses previously absorbed by the Adviser for a period of three years from the date such fees or expenses were waived or absorbed, but only if such reimbursement does not cause the Fund’s operating expenses (after the reimbursement is taken into account) to exceed the lesser of: (i) the expense limitation in effect at the time such fees and expenses were waived or absorbed; and (ii) the expense limitation in effect at the time the Adviser seeks reimbursement of such fees and expenses. The Expense Limitation Agreements may not be terminated by the Adviser without the approval of the Board of Trustees. As of December 31, 2019, the amount of fee waivers and expense reimbursements available for possible recovery by the Adviser from Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Fund is $929,473, $88,128, $411,167 and $468,002, respectively. The portions of these amounts that the Adviser may recover expire as of the following dates:

	June 30, 2020	June 30, 2021	June 30, 2022	December 31, 2022
Hussman Strategic Growth Fund	$138,951	$319,215	$313,486	$157,821
Hussman Strategic Allocation Fund	$—	$—	$—	$88,128
Hussman Strategic Total Return Fund	$36,578	$125,652	$166,982	$81,955
Hussman Strategic International Fund	$42,598	$121,185	$171,269	$132,950

Effective November 1, 2020 (or in the case of Hussman Strategic Allocation Fund, November 1, 2022), the Adviser may agree to continue the current arrangement to limit the Funds’ expenses or to implement a similar arrangement, but it is not obligated to do so.

Certain officers of the Trust are also officers of the Adviser.

Other Service Providers

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Funds. The Funds pay Ultimus fees for these services in accordance with various servicing agreements. In addition, the Funds reimburse Ultimus for certain out-of-pocket expenses, including, but not limited to, postage, supplies and costs related to the pricing of the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Funds. The Distributor is a wholly-owned subsidiary of Ultimus.

71

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2019 (Unaudited)

The Funds compensate certain financial intermediaries for providing account maintenance and shareholder services to shareholder accounts held through such intermediaries. During the period ended December 31, 2019, Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Fund paid $86,607, $40, $44,446 and $8,471, respectively, to financial intermediaries for such services. These amounts are included in transfer agent, account maintenance and shareholder services fees on the Statements of Operations.

Trustee Compensation

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Funds for their services. Each Trustee who is not an “interested person,” as defined by the 1940 Act, of the Trust or an affiliated person of the Adviser or Ultimus (“Independent Trustee”) receives from the Trust: an annual retainer of $50,000, payable quarterly; a fee of $10,000 for attendance at each in-person meeting of the Board of Trustees (except that such fee is $15,000 with respect to the annual meeting of the Board) and a fee of $4,000 for attendance at each telephone meeting of the Board of Trustees; a fee of $3,000 for attendance at each meeting of any committee of the Board if not held on the same day as a Board meeting; a fee of $1,500 for participation in each informal monthly telephone conference call of the Board; and reimbursement of travel and other expenses incurred in attending meetings. Each Fund pays its proportionate share of the Independent Trustees’ fees and expenses.

72

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2019 (Unaudited)

4. DERIVATIVES TRANSACTIONS

The locations in the Statements of Assets and Liabilities of the derivative positions of Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund and Hussman Strategic International Fund are as follows:

Hussman Strategic Growth Fund

			Fair Value		Average Monthly
Type of Derivative	Risk	Location	Asset Derivatives	Liability Derivatives	Notional Value During the Six Months Ended December 31, 2019**
Index put options purchased	Equity	Investments in securities at value	$5,570,250	$—	$281,762,666
Index call options written	Equity	Written call options, at value	—	(94,728,700)	(281,762,666)

Hussman Strategic Allocation Fund

			Fair Value		Average Monthly
Type of Derivative	Risk	Location	Asset Derivatives	Liability Derivatives	Notional Value During the Period Ended December 31, 2019**
Index put options purchased	Equity	Investments in securities at value	$29,526	$—	$2,664,571
Index call options written	Equity	Written call options, at value	—	(247,507)	(2,371,925)

73

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2019 (Unaudited)

Hussman Strategic International Fund

			Fair Value*		Average Monthly
Type of Derivative	Risk	Location	Asset Derivatives	Liability Derivatives	Notional Value During the Six Months Ended December 31, 2019**
Futures contracts sold short	Equity	Variation margin payable	$—	$(342,821)	$(13,131,067)

*

Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2019. Only current day variation margin is reported on the Statements of Assets and Liabilities.

**	The average monthly notional value generally represents the Fund’s derivative activity throughout the period.

Realized and unrealized gains and losses associated with transactions in derivative instruments for Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund and Hussman Strategic International Fund during the period ended December 31, 2019 are recorded in the following locations on the Statements of Operations:

Hussman Strategic Growth Fund

Type of Derivative	Risk	Location	Realized Losses	Location	Change in Unrealized Appreciation (Depreciation)
Index put options purchased	Equity	Net realized gains (losses) from investments	$ (16,675,278)	Net change in unrealized appreciation (depreciation) on investments	$ 40,293
Index call options written	Equity	Net realized gains (losses) from written option contracts	(32,982,359)	Net change in unrealized appreciation (depreciation) on written option contracts	5,988,532

74

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2019 (Unaudited)

Hussman Strategic Allocation Fund

Type of Derivative	Risk	Location	Realized Losses	Location	Change in Unrealized Appreciation (Depreciation)
Index put options purchased	Equity	Net realized gains (losses) from investments	$ (132,304)	Net change in unrealized appreciation (depreciation) on investments	$ (21,835)
Index call options written	Equity	Net realized gains (losses) from written option contracts	(92,987)	Net change in unrealized appreciation (depreciation) on written option contracts	(46,525)

Hussman Strategic International Fund

Type of Derivative	Risk	Location	Realized Losses	Location	Change in Unrealized Appreciation (Depreciation)
Futures contracts sold short	Equity	Net realized gains (losses) from futures contracts	$ (786,636)	Net change in unrealized appreciation (depreciation) on futures contracts	$ (30,771)

Hussman Strategic Total Return Fund had no transactions in derivative instruments during the six months ended December 31, 2019.

In the ordinary course of business, Hussman Strategic Growth Fund, Hussman Strategic Allocation Fund and Hussman Strategic International Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset the exposure it has on any transaction with a specific counterparty with any collateral it has received or delivered in connection with other transactions with that counterparty. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis.

75

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2019 (Unaudited)

The offsetting of financial liabilities and derivative liabilities as of December 31, 2019 are as follows:

Hussman Strategic Growth Fund

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset on Statements of Assets and Liabilities	Net Amounts of Liabilities Presented on Statements of Assets and Liabilities	Collateral Pledged*	Net Amount
Written call options at market value	$(94,728,700)	$—	$(94,728,700)	$—	$(94,728,700)
Total subject to a master netting or similar arrangement	$(94,728,700)	$—	$(94,728,700)	$—	$(94,728,700)

*

Common stocks owned by the Fund are held in escrow by the Fund’s custodian (or by a securities depository) to secure the Fund’s obligations to settle outstanding call option contracts it has written (Note 1).

Hussman Strategic Allocation Fund

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset on Statements of Assets and Liabilities	Net Amounts of Liabilities Presented on Statements of Assets and Liabilities	Collateral Pledged*	Net Amount
Written call options at market value	$(247,507)	$—	$(247,507)	$—	$(247,507)
Total subject to a master netting or similar arrangement	$(247,507)	$—	$(247,507)	$—	$(247,507)

*

Common stocks owned by the Fund are held in escrow by the Fund’s custodian (or by a securities depository) to secure the Fund’s obligations to settle outstanding call option contracts it has written (Note 1).

76

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2019 (Unaudited)

Hussman Strategic International Fund

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset on Statements of Assets and Liabilities	Net Amounts of Liabilities Presented on Statements of Assets and Liabilities	Collateral Pledged*	Net Amount
Variation margin payable - futures contracts	$(71,939)	$—	$(71,939)	$71,939	$—
Total subject to a master netting or similar arrangement	$(71,939)	$—	$(71,939)	$71,939	$—

*	Amounts in cash collateral pledged in the table above are limited to the net amounts of liabilities presented on the Statements of Assets and Liabilities.

5. CERTAIN INVESTMENTS AND ASSOCIATED RISKS

The securities in which the Funds invest, as well as the risks associated with these securities and with the investment programs of the Funds, are described in each Fund’s Prospectus. Among these risks are those associated with investments in derivative instruments, investments in shares of money market funds, concentration of investments within a particular business sector and, in the case of Hussman Strategic International Fund, investments in foreign securities.

Risks of Derivative Instruments — The purchase and sale of derivative instruments, including options and futures contracts, and other derivative transactions involve risks different from those involved with direct investments in securities and also require different skills from the Adviser in managing each Fund’s portfolio of investments. While utilization of options, futures contracts and similar instruments may be advantageous to the Funds, if the Adviser is not successful in employing such instruments in managing a Fund’s investments or in anticipating general market movements, the Fund’s performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments held by the Funds and the options, futures or other derivative instruments used to hedge those investments. It is also possible that a Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the options, futures or other markets. In addition, a Fund will pay commissions and other costs in connection with its transactions in such instruments, which may increase its expenses and reduce its investment performance.

77

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2019 (Unaudited)

Investments in Money Market Funds — In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, each Fund may at times invest a significant portion of its assets in shares of money market funds. As of December 31, 2019, Hussman Strategic Growth Fund had 32.4% of the value of its net assets invested in shares of a money market fund registered under the 1940 Act. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. While investor losses in money market funds have been rare, they are possible. The Funds incur additional indirect expenses due to acquired fund fees and expenses to the extent they invest in shares of money market funds.

Sector Risk — If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development generally affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. This may increase the risk of loss of an investment in a Fund and increase the volatility of a Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments, may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio could be adversely affected if it has significant holdings of securities of issuers in that sector. As of December 31, 2019, Hussman Strategic Growth Fund had 27.1% of the value of its net assets invested in stocks within the Consumer Discretionary sector.

Foreign Investment Risk — Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risks. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or increase losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on securities prices and impair an investor’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair a foreign issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk associated with investment in such debt. The values of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to

78

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2019 (Unaudited)

government collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and may be subject to reporting standards or regulatory requirements that differ from those applicable to U.S. companies.

As of December 31, 2019, investments of Hussman Strategic International Fund in issuers in the United Kingdom (the “UK”) represented 15.5% of the value of its stock portfolio and investments by the Fund in issuers in countries within the European Union (the “EU”), including the UK, represented 53.3% of the value of its stock portfolio. EU member countries that use the Euro as their currency (so-called Eurozone countries) lack the ability to implement an independent monetary policy and may be significantly affected by requirements that limit their fiscal options. Since the global economic crisis in 2008, some of these countries have depended on, and may continue to depend on, assistance from others such as the European Central Bank and other governments or institutions, and failure to implement reforms as a condition of assistance may have negative long-them effects for the economies of those countries and other European countries. In June 2016, voters in the UK approved a referendum calling for the exit of the UK from the EU (a process commonly referred to as “Brexit”). There presently is considerable uncertainty regarding the impact of Brexit on the economies and financial markets of the UK and of EU and other European countries. Following Brexit, which is scheduled to occur on January 31, 2020, there may be an extended period of political and economic uncertainty and market volatility in the UK, the EU, other European countries and globally, which may adversely impact the prices and liquidity of securities held by Hussman Strategic International Fund.

As of December 31, 2019, Hussman Strategic International Fund had 16.6% of the value of its stock portfolio invested in stocks of companies domiciled in Japan. At times, the Japanese economy has been negatively affected by government intervention and protectionism, an unstable financial services sector, a heavy reliance on international trade, and natural disasters. These factors, as well as other adverse political developments, increases in government debt, and changes to fiscal monetary or trade policies, may negatively affect Japanese markets and the prices of stocks of Japanese companies.

6. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Hussman Strategic International Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. Hussman Strategic International Fund may (but is not required to) enter into contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions generally. Foreign currency hedging transactions may be used to reduce the risk that the U.S. dollar

79

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2019 (Unaudited)

value of the Fund’s holdings of securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates or to protect against adverse changes in the prices of securities that the Fund is purchasing or selling prior to settlement of those transactions. All foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses from transactions in foreign currency exchange contracts are included in the Fund’s Statement of Assets and Liabilities and Statement of Operations. Risks associated with these contracts include the potential inability of counterparties to meet the terms of their contracts and unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Hussman Strategic International Fund, as previously noted, may also purchase foreign currency options to manage foreign currency exposures.

As of and during the six months ended December 31, 2019, Hussman Strategic International Fund had no forward currency exchange contracts outstanding.

7. BANK LINE OF CREDIT

Hussman Strategic Growth Fund has an unsecured bank line of credit with its custodian bank in the amount of $10,000,000. Hussman Strategic Total Return Fund has an unsecured bank line of credit with its custodian bank in the amount of $2,000,000. Any borrowings under these arrangements bear interest at a rate determined by the lending bank at the time of borrowing. During the six months ended December 31, 2019, Hussman Strategic Growth Fund did not borrow under its line of credit. During the six months ended December 31, 2019, Hussman Strategic Total Return Fund incurred $222 of interest expense related to borrowings. The average debt outstanding and the average interest rate for days with borrowings for Hussman Strategic Total Return Fund during the six months ended December 31, 2019 were $560,000 and 5.0%, respectively. The largest outstanding borrowing during the six months ended December 31, 2019 for Hussman Strategic Total Return Fund was $560,000. Hussman Strategic Allocation Fund and Hussman Strategic International Fund currently do not have bank lines of credit.

8. CONTINGENCIES AND COMMITMENTS

The Trust’s officers and Trustees are entitled to indemnification from the Funds for certain liabilities to which they may become subject in connection with the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which may require the Funds to indemnify the other parties to the contracts in the event of

80

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2019 (Unaudited)

certain losses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve potential claims for indemnification for losses that may or may not be incurred in the future. However, based on experience, the Trust believes the risk of loss to be remote.

9. LEGAL PROCEEDINGS

Several lawsuits have been filed relating to Hussman Strategic Growth Fund’s investment in Tribune Company common stock in connection with Tribune Company’s Chapter 11 bankruptcy. The lawsuits stem from a leveraged buyout by which Tribune Company converted to a privately-held company in 2007. The Trust, Hussman Strategic Growth Fund and the Adviser (the “Hussman Entities”) were named as defendants and putative members of the proposed defendant class of shareholders in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company in the U.S. Bankruptcy Court for the District of Delaware in 2010. That action was subsequently transferred to the U.S. District Court for the Southern District of New York by order of the Judicial Panel on Multidistrict Litigation, and Marc S. Kirschner, the Litigation Trustee for the Tribune Litigation Trust, became successor plaintiff to the Creditors Committee on December 31, 2012, the effective date of Tribune Company’s plan of reorganization. The Trust and Hussman Strategic Growth Fund were also named as defendants in a lawsuit filed by the indenture trustees of certain noteholders of Tribune Company in the U.S. District Court for the Southern District of Ohio in 2011. Hussman Strategic Growth Fund and the Adviser were named as defendants in a similar action in the U.S. District Court for the District of Maryland in 2011. Both of those actions have been transferred to the U.S. District Court for the Southern District of New York for coordinated proceedings with many other similar lawsuits brought by individual creditors against former Tribune Company shareholders and the action currently prosecuted by the Tribune Litigation Trustee. The Trust, Hussman Strategic Growth Fund and the Adviser may also be putative defendant class members in some of these actions. The plaintiffs in all these lawsuits seek to recover amounts paid to shareholders of Tribune Company in connection with the leveraged buyout, plus interest and attorneys’ fees and expenses.

An omnibus motion to dismiss the actions filed by the individual creditors (the “Individual Creditor Actions”), but not the action prosecuted by the Litigation Trustee for the Tribune Litigation Trust (the “Litigation Trustee Action”), was filed in November 2012. On September 23, 2013, the U.S. District Court Judge issued a decision and order dismissing the Individual Creditor Actions in full. The plaintiffs in those actions appealed that decision to the U.S. Court of Appeals for the Second Circuit and certain shareholder defendants, including each of the Hussman Entities, cross-appealed. The

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2019 (Unaudited)

Second Circuit heard oral argument on November 5, 2014 and issued a unanimous decision affirming the District Court’s decision on March 29, 2016. A petition of the individual creditors for rehearing or rehearing en banc was denied by the Second Circuit on July 22, 2016. The individual creditors filed a petition for a writ of certiorari in the United States Supreme Court on September 9, 2016, seeking Supreme Court review of the Second Circuit decision. On April 10, 2018, the plaintiffs in the Individual Creditor Actions filed a motion requesting that the Second Circuit recall its mandate, vacate its prior decision, and remand the actions to the District Court for further proceedings in light of the Supreme Court’s decision in Merit Management Group, LP v. FTI Consulting, Inc., No. 16-784 (U.S.) (“Merit Management”). The Second Circuit issued an order recalling the mandate “in anticipation of further panel review” on May 16, 2018. On December 19, 2019, the Second Circuit reaffirmed its prior decision affirming dismissal of all claims in the Individual Creditor Actions. The individual creditor plaintiffs filed a petition for rehearing or rehearing en banc on January 2, 2020. That petition is currently pending.

On August 2, 2013, with the District Court’s permission, the Litigation Trustee filed an amended complaint in the Litigation Trustee Action that named Hussman Strategic Growth Fund as one of the class representatives for the putative class of shareholder defendants. A global motion to dismiss this action was filed on behalf of all shareholder defendants on May 23, 2014 and the District Court issued an opinion and order granting the motion to dismiss on January 6, 2017. The Litigation Trustee noticed an appeal from the District Court’s decision on July 15, 2019.

On July 18, 2017, the Litigation Trustee requested a pre-motion conference in the District Court on a proposed motion to amend his complaint in the Litigation Trustee Action to add a claim for constructive fraudulent conveyance against the shareholder defendants based on the Supreme Court’s decision in Merit Management. Although the District Court denied the Litigation Trustee’s motion to amend his complaint on August 24, 2017, that denial was without prejudice and the Litigation Trustee renewed the motion to amend on March 8, 2018, based on the Supreme Court’s decision in Merit Management. The District Court denied the Litigation Trustee’s renewed motion to amend on April 23, 2019, and the Litigation Trustee noticed an appeal from the District Court’s decision on July 15, 2019.

On January 7, 2020 the Litigation Trustee filed his appellate brief in the Second Circuit, challenging, among other things, the District Court’s January 6, 2017 dismissal of the claims in the Litigation Trustee Action and the District Court’s April 23, 2019 decision denying the Litigation Trustee leave to amend his complaint.

82

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2019 (Unaudited)

The lawsuits allege no misconduct by the Hussman Entities, and each of them intends to defend itself vigorously in the lawsuits. Although the outcome of these proceedings cannot be predicted, the adverse impact to Hussman Strategic Growth Fund is not expected to exceed materially the value of the proceeds received by the Fund in connection with the leveraged buyout, which was $29,432,814 (representing, as of December 31, 2019, approximately 12.0% of the Fund’s net assets), plus interest. If the proceedings are decided or settled in a manner adverse to Hussman Strategic Growth Fund, the payment of judgments or settlements by the Fund in connection with the proceedings could have a material adverse effect on its net asset value per share.

10. SUBSEQUENT EVENTS

The Funds are required to recognize in their financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the date of issuance of these financial statements and has noted no such events.

83

Hussman Investment Trust About Your Funds’ Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, which may include redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (July 1, 2019 – December 31, 2019).

The table on the following page illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started the period with $1,000 invested in that Fund. You may use that information, together with the amount of your investment, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and then multiply the result by the number given for the applicable Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown. In this case, because the return used is not each Fund’s actual return, the results do not illustrate the actual expenses associated with your investment. However, the example is useful in making comparisons because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to provide an example of fund expenses based on a 5% annual return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The expense ratios used in computing annual expenses in the tables are the expense ratios of the Funds during the six-month period ended December 31, 2019, annualized, after fee reductions. Actual expenses of the Funds in future periods may differ. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

84

Hussman Investment Trust About Your Funds’ Expenses (Unaudited) (continued)

More information about each Fund’s expenses, including annual expense ratios, can be found elsewhere in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Net Expense Ratio(a)	Expenses Paid During Period(b)
Hussman Strategic Growth Fund
Based on Actual Fund Return	$1,000.00	$ 931.60	1.15%	$ 5.60
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,019.41	1.15%	$ 5.85
Hussman Strategic Total Return Fund
Based on Actual Fund Return	$1,000.00	$ 1,039.70	0.75%	$ 3.86
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,021.42	0.75%	$ 3.82
Hussman Strategic International Fund
Based on Actual Fund Return	$1,000.00	$ 1,043,40	2.00%	$ 10.30
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,015.12	2.00%	$ 10.16

(a)	Annualized, based on each Fund’s most recent one-half year expenses.
(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Beginning Account Value July 1, 2019(a)	Ending Account Value December 31, 2019	Net Expense Ratio(b)	Expenses Paid During Period(c)
Hussman Strategic Allocation Fund
Based on Actual Fund Return	$1,000.00	$ 993.30	1.25%	$ 4.30
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,012.95	1.25%	$ 6.34

(a)	Beginning Account Value is as of August 27, 2019 (date of commencement of operations) for the Actual Fund Return information.
(a)	Annualized, based on the Fund’s net expenses for the period since the commencement of operations (August 27, 2019).
(b)

Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 127/365 (to reflect the period since inception) and 184/365 (to reflect the one-half year period), for Actual Fund Return and Hypothetical 5% Return information, respectively.

85

Hussman Investment Trust Other Information (Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-HUSSMAN (1-800-487-7626), or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-HUSSMAN, or on the SEC’s website at www.sec.gov.

The Trust has filed a complete listing of portfolio holdings for each Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-HUSSMAN (1-800-487-7626). You may also obtain copies of these filings on the SEC’s website at www.sec.gov.

86

Hussman Strategic Allocation Fund Approval of Investment Advisory Agreement
(Unaudited)

The Board of Trustees, including the Independent Trustees voting separately, reviewed and unanimously approved the Investment Advisory Agreement between Hussman Strategic Allocation Fund and the Adviser (the “Advisory Agreement”) at an in-person meeting held on June 3, 2019, at which all of the Trustees were present.

In determining whether to approve the Advisory Agreement, the Independent Trustees requested and received from the Adviser such information as they deemed reasonably necessary to evaluate the terms of the Advisory Agreement and to assess whether approval of the Advisory Agreement would be in the best interests of the Fund and its shareholders. They reviewed and considered various factors including, among others: (i) the nature, extent and expected quality of the services to be provided by the Adviser; (ii) the financial condition and resources of the Adviser; (iii) comparisons of the advisory fee of the Fund and its expected expenses to those of a peer group of mutual funds; (iv) whether any future economies of scale in the Adviser’s costs of providing services to the Fund might be realized from growth of the Fund’s assets; and (v) whether the advisory fee payable by the Fund reflects an appropriate sharing of any such economies with the Fund for the benefit of the Fund and its shareholders. The Independent Trustees also reviewed the background, qualifications, education and experience of the Adviser’s investment professionals and support personnel, and discussed and considered: (i) the expected quality of shareholder communications, administrative functions and other services to be provided by the Adviser to the Fund and its shareholders; (ii) the quality of the Adviser’s compliance program; (iii) the Adviser’s role in coordinating and supervising services provided to the Fund; and (iv) any indirect benefits that the Adviser may be expected to derive from its relationship with the Fund. The Independent Trustees were advised and supported in this process by independent legal counsel and, prior to voting, asked questions of representatives of the Adviser, including Dr. John Hussman, and met separately with their counsel.

The Trustees evaluated and reviewed the services required to be provided by the Adviser to the Fund under the Advisory Agreement and the qualifications and capability of the Adviser to provide those services. In this regard, the Independent Trustees reviewed the background, education and experience of the Adviser’s key investment and operational personnel. They also considered the ability of the Adviser to render the full range of investment advisory and other related services required by the Fund and to provide high quality services, as well as the Adviser’s ability to maintain an effective compliance program and to coordinate administrative and other services provided to the Fund by its various service providers. The Independent Trustees determined that the Adviser was well-qualified to provide services to the Fund and to manage its assets in accordance with the Fund’s investment policies, and considered

87

Hussman Strategic Allocation Fund Approval of Investment Advisory Agreement
(Unaudited) (continued)

it significant that the Adviser had invested a great deal of time and attention towards the planning and development of the investment program and operations of the Fund through its proprietary modeling and research.

In reviewing the fees payable under the Advisory Agreement, the Independent Trustees reviewed the advisory fee rates proposed to be paid by the Fund and compared them to the advisory fees of a peer group of mutual funds that, like the Fund, pursue tactical allocation investment strategies and invest primarily in the securities of U.S. issuers. They also compared the expected expense ratio of the Fund with the expense ratios of peer group funds, taking into account the agreement of the Adviser to limit the ordinary operating expenses of the Fund by reducing its fee or absorbing other Fund expenses for a period of three years from commencement of the Fund’s operations. The Independent Trustees concluded that, based upon the investment strategy of the Fund and the anticipated complexity of the investment management services that will be associated with management of the Fund’s investment portfolio, the advisory fees proposed to be paid by the Fund were fair and reasonable. In this regard, the Independent Trustees took cognizance of the fact that the proposed advisory fee schedule contained several breakpoints that will allow shareholders to benefit from lower advisory fee rates to the extent that there is material growth in the assets of the Fund.

With respect to the advisory fee proposed to be paid by the Fund, the Independent Trustees concluded that the fee was near the lower end of the range of fees paid by peer group funds and that the investment process and techniques that will be used by the Adviser in pursuing the Fund’s investment program are generally more active and sophisticated than those used in managing many other mutual funds. In addition, they concluded that the Adviser’s agreement to limit overall operating expenses of the Fund through fee reductions and expense reimbursements should enable the Fund to maintain during the term of that agreement an expense ratio within the range of the expense ratios of peer group funds. The Independent Trustees noted that, although the Adviser will benefit from its relationship with the Fund to the extent that the growth of the Fund’s assets will increase the dollar amount of advisory fees payable to the Adviser, such a result is appropriate and there are no indirect benefits that are expected to be realized by the Adviser for which an economic benefit can readily be determined. In addition, the Independent Trustees took into account that the Adviser has adopted a brokerage placement policy which seeks to obtain best execution and low commissions on all of the Fund’s brokerage transactions and will not involve directing transactions to obtain “soft dollar” services, which should directly benefit the Fund by reducing the costs of these transactions (which are not reflected in the expense

88

Hussman Strategic Allocation Fund Approval of Investment Advisory Agreement
(Unaudited) (continued)

ratio of the Fund) and thus increase the investment return of the Fund. The Independent Trustees did not consider the expected profitability of the Adviser to be derived from providing investment advisory services to the Fund because the Fund had not at that time commenced operations.

After review of all pertinent factors, the Independent Trustees concluded that the Adviser can be expected to provide all of the services required to be provided under the Advisory Agreement and to provide services that are of appropriate quality. They also concluded that the proposed advisory fee was appropriate given the nature of the Fund’s investment program, the expected quality of services to be provided by the Adviser and the advisory fees paid by peer group funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the Advisory Agreement. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that the approval of the Advisory Agreement was in the best interests of Hussman Strategic Allocation Fund and its shareholders.

89

Privacy Notice
FACTS	WHAT DO THE HUSSMAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ Assets

■ Retirement Assets

■ Transaction History

■ Checking Account Information

■ Purchase History

■ Account Balances

■ Account Transactions

■ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Hussman Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Hussman Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-HUSSMAN (1-800-487-7626)

90

Who we are
Who is providing this notice?	Hussman Investment Trust Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How do the Hussman Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do the Hussman Funds collect my personal information?

We collect your personal information, for example, when you

■ Provide account information

■ Give us your contact information

■ Make deposits or withdrawals from your account

■ Make a wire transfer

■ Tell us where to send the money

■ Tell us who receives the money

■ Show your government-issued ID

■ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■ Affiliates from using your information to market to you

■ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Hussman Strategic Advisors, Inc., the investment manager to the Hussman Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ The Hussman Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Hussman Funds do not jointly market.

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INVESTMENT ADVISER
Hussman Strategic Advisors, Inc.
6021 University Boulevard, Suite 490
Ellicott City, Maryland 21043

www.hussmanfunds.com
1-800-HUSSMAN (1-800-487-7626)

ADMINISTRATOR/TRANSFER AGENT

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

CUSTODIANS

U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60675

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
221 East 4th Street
Suite 2900
Cincinnati, Ohio 45202

LEGAL COUNSEL

Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022

This Report is authorized for
distribution only if accompanied or preceded
by a current Prospectus of the Funds.

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Investments.

(a)	Not applicable [schedule filed under Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountant: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Hussman Investment Trust

By (Signature and Title)*		/s/ John P. Hussman
John P. Hussman, President
Date	February 24, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ John P. Hussman
John P. Hussman, President
Date	February 24, 2020

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer
Date	February 24, 2020

*	Print the name and title of each signing officer under his or her signature.